UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04375

Name of Fund: BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2018

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Municipal Bond Fund, Inc.

➢	BlackRock High Yield Municipal Fund
➢	BlackRock National Municipal Fund
➢	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

➢	BlackRock New York Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2017	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2017, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, but underperformed its secondary benchmark, the Custom High Yield Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom High Yield Index.

What factors influenced performance?

Short-dated and high-quality pre-refunded bonds failed to keep pace with the broader market, as the ongoing normalization of Fed monetary policy generated upward pressure on short-term rates. The Fund maintained these positions due to their above-market yields.

A position in Puerto Rico issues, while limited, detracted from results. The underperformance of these securities was especially pronounced in the wake of the autumn hurricanes.

Positions within bonds with longer maturities and higher duration generated the strongest returns given the outperformance for longer-term issues versus short-term debt. (Duration is a measure of interest rate sensitivity.)

At the sector level, health care, transportation, tobacco and development district bonds made the largest contributions to performance.

At a time in which lower-quality bonds outpaced higher-quality issues, the Fund’s investments in the BBB rated and unrated categories contributed positively.

The Fund sought to manage interest rate risk using U.S. Treasury futures, which helped performance.

Describe recent portfolio activity.

The Fund steadily reduced its cash reserves in the fourth quarter to capitalize on opportunities presented by heavy new-issue supply, as issuers rushed to the market amid uncertainty over the details of the tax reform bill.

The Fund added exposure in local tax-backed issues, a sector that has traditionally been under-represented in the portfolio.

Describe portfolio positioning at period end.

The Fund’s duration posture was somewhat lower than that of the secondary benchmark but slightly longer than the primary benchmark. The Fund maintained its higher-quality bias and underweight in unrated securities. At the sector level, the Fund was overweight in transportation, healthcare and tobacco issues. The investment advisor kept the Fund’s leverage fairly stable over the course of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock High Yield Municipal Fund

Performance Summary for the Period Ended December 31, 2017

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.32%	3.31%	3.39%	9.05%	N/A	4.79%	N/A	5.68%	N/A
Investor A	2.93	2.92	3.15	8.79	4.16%	4.51	3.60%	5.39	4.93%
Investor C	2.31	2.28	2.76	7.96	6.96	3.74	3.74	4.61	4.61
S&P® Municipal Bond Index(c)	—	—	1.64	4.95	N/A	3.07	N/A	4.42	N/A
Custom High Yield Index(d)	—	—	3.47	8.90	N/A	5.17	N/A	5.77	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
(c)	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
(d)	The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (c)
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,033.90	$3.49	$2.87	$1,000.00	$1,021.78	$3.47	$1,022.38	$2.85
Investor A	1,000.00	1,031.50	4.81	4.20	1,000.00	1,020.47	4.79	1,021.07	4.18
Investor C	1,000.00	1,027.60	8.64	8.02	1,000.00	1,016.69	8.59	1,017.29	7.98

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.68% for Institutional, 0.94% for Investor A and 1.69% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.56% for Institutional, 0.82% for Investor A and 1.57% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2017 (continued)	BlackRock High Yield Municipal Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	12/31/17
Health	20%
Transportation	18
Tobacco	17
County/City/Special District/School District	14
Education	10
Utilities	8
Corporate	6
State	6
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2018	15%
2019	4
2020	6
2021	5
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/17
AAA/Aaa	3%
AA/Aa	10
A	9
BBB/Baa	27
BB/Ba	13
B/B	13
CCC	1
CC	1
N/R(b)	23

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2017, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, except for the Fund’s Investor C Shares, which performed in line. For the same period, the Fund underperformed its secondary benchmark, the Custom National Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom National Index.

What factors influenced performance?

The Fund’s outperformance versus the primary benchmark reflects its overweight position in longer-maturity bonds. The prices of long-term bonds rose in the final six months of the year, while the prices of shorter-term issues were pressured by the combination of accelerating economic growth and the prospect of further interest rate increases by the Fed. The performance gap between these two market segments also accounted for the Fund’s shortfall relative to the Custom National Index, which has a zero weighting in bonds with maturities of five years and below. The Fund’s allocation to this area, while limited, was enough to result in underperformance for the six-month period.

The Fund maintained a higher-quality bias, which detracted from results at a time when lower-quality securities outperformed. However, this approach also helped the Fund avoid having any position in Puerto Rico, which was helpful to relative performance.

Overweight positions in the transportation and utilities sectors added value, as did an emphasis on revenue bonds over general obligation (“GO”) issues. While the revenue sector offers a steady income stream for the underlying issuers, GO issues are subject to the political risk of state and local budget negotiations.

The Fund actively managed its interest-rate exposure using U.S. Treasury futures. This strategy contributed to returns given the increase in prevailing yields. (Bond prices fall as yields rise.)

Describe recent portfolio activity.

Strong inflows into the Fund, in combination with the investment adviser’s defensive posture, led to the build-up of significant cash reserves. However, management was able to use these reserves to capitalize on the increase in municipal yields that occurred late in the year. The Fund concentrated its purchases in higher-quality securities, with a mix of both the secondary market and new issues. Opportunities were abundant in the latter category at year-end, as the prospect of tax reform concerns caused issuers to accelerate deals before any adverse changes took effect. The Fund’s cash position therefore was a key factor in its ability to take advantage of the market volatility that occurred in December.

The Fund took its leverage position to zero, which reduced income but also lowered the portfolio’s sensitivity to market volatility.

Describe portfolio positioning at period end.

The Fund finished 2017 with a high average credit quality of A+ and a cash position of about 2.5%. Its duration (interest-rate sensitivity) was below that of the benchmark, reflecting the investment adviser’s emphasis on income over price appreciation. The portfolio was overweight in pre-refunded securities, as well as in the transportation and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2017 (continued)	BlackRock National Municipal Fund

Performance Summary for the Period Ended December 31, 2017

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.94%	1.86%	2.08%	5.41%	N/A	3.19%	N/A	4.76%	N/A
Service	1.70	1.67	1.96	5.07	N/A	2.96	N/A	4.49	N/A
Investor A	1.62	1.54	2.04	5.15	0.68%	3.01	2.11%	4.56	4.10%
Investor C	0.95	0.92	1.66	4.37	3.37	2.24	2.24	3.78	3.78
Investor C1	1.14	1.10	1.76	4.58	N/A	2.45	N/A	3.99	N/A
Class K	1.99	1.94	2.19	5.46	N/A	3.30	N/A	4.88	N/A
S&P® Municipal Bond Index(c)	—	—	1.64	4.95	N/A	3.07	N/A	4.42	N/A
Custom National Index(d)	—	—	2.51	6.66	N/A	3.82	N/A	4.79	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
(c)	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
(d)	The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,020.80	$2.24	$1,000.00	$1,022.99	$2.24	0.44%
Service Class	1,000.00	1,019.60	3.41	1,000.00	1,021.83	3.41	0.67%
Investor A	1,000.00	1,020.40	3.51	1,000.00	1,021.73	3.52	0.69%
Investor C	1,000.00	1,016.60	7.32	1,000.00	1,017.95	7.32	1.44%
Investor C1	1,000.00	1,017.60	6.31	1,000.00	1,018.95	6.31	1.24%
Class K	1,000.00	1,021.90	1.99	1,000.00	1,023.24	1.99	0.39%

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock National Municipal Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	12/31/17
Transportation	29%
Utilities	20
Health	13
County/City/Special District/School District	11
Education	11
State	11
Tobacco	3
Corporate	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2018	12%
2019	15
2020	6
2021	10
2022	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/17
AAA/Aaa	9%
AA/Aa	50
A	23
BBB/Baa	7
BB/Ba	3
B	3
N/R(b)	5

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of December 31, 2017	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2017, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index. For the same period, the Fund’s Class K Shares outperformed the secondary benchmark, the S&P® Limited Maturity Municipal Bond Index, while the Fund’s Institutional and Investor A1 Shares performed in line and Investor A and Investor C Shares underperformed. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

Security selection in the A & BBB rated credit tiers, together with an overweight in these areas, detracted from performance. Overweight positions in the transportation, utilities and tobacco sectors also had an adverse impact on results. In terms of yield curve positioning, the Fund was hurt by being underweight in one- to two-year issues and overweight in the two- to three-year part of the curve.

The Fund’s yield curve positioning contributed to performance, as did its shorter duration versus the benchmark. (Duration is a measure of interest rate sensitivity.) Specifically, an overweight in zero - to one-year bonds and an underweight in three- to four-year issues helped results.

The Fund’s decision to reduce exposure to AAA rated pre-refunded securities and replace the positions with floating-rate variable rate demand note (“VRDN”) securities aided performance by offsetting the impact of the Fed interest rate increases.

Purchases of non-rated one-year municipal notes with equivalent underlying bond ratings of A & AA was an additional positive.

Overweights in the tax-backed (state), tax-backed (local), transportation and corporate sectors contributed to returns, as did an underweight in the school district sector.

Describe recent portfolio activity.

With the Fed raising interest rates, the investment adviser pursued a defensive strategy while tactically repositioning the Fund. The Fund’s exposure to lower-yielding, fixed-rate holdings was reduced on the belief they would underperform the broader market as rates rose. In addition, the investment adviser boosted the Fund’s weighting in floating-rate securities that adjusted higher with each Fed interest rate increase and that offered yields equivalent to one-year AAA rated bonds.

As municipalities issued annual operating financing notes, the Fund increased its exposure to non-rated issues with attractive yields and equivalent underlying ratings of A and AA. It also invested in A and BBB rated bonds with three- and four-year maturities that offered favorable yield spreads over AAA rated debt. More generally speaking, the investment adviser sought opportunities to position the Fund to capitalize on continued Fed interest rate increases.

Describe portfolio positioning at period end.

The Fund was overweight in short-term bonds, contributing to a duration that was lower than that of the benchmark. The Fund was overweight in BBB and A rated issues and underweight in securities rated AAA.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Short-Term Municipal Fund

Performance Summary for the Period Ended December 31, 2017

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.33%	1.19%	(0.03)%	0.86%	N/A	0.41%	N/A	1.24%	N/A
Investor A	1.07	0.99	(0.25)	0.62	(2.40)%	0.12	(0.49)%	0.97	0.66%
Investor A1	1.22	1.12	(0.08)	0.87	N/A	0.29	N/A	1.13	N/A
Investor C	0.34	0.22	(0.50)	(0.10)	(1.10)	(0.65)	(0.65)	0.20	0.20
Class K	1.38	1.30	0.00	1.01	N/A	0.40	N/A	1.23	N/A
S&P® Municipal Bond Index(c)	—	—	1.64	4.95	N/A	3.07	N/A	4.42	N/A
S&P® Limited Maturity Municipal Bond Index(d)	—	—	(0.08)	1.11	N/A	0.85	N/A	1.86	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollarweighted maturity of no more than two years.
(c)	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
(d)	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	999.70	$1.81	$1,000.00	$1,023.39	$1.84	0.36%
Investor A	1,000.00	997.50	3.07	1,000.00	1,022.13	3.11	0.61%
Investor A1	1,000.00	999.20	2.32	1,000.00	1,022.89	2.35	0.46%
Investor C	1,000.00	995.00	6.84	1,000.00	1,018.35	6.92	1.36%
Class K	1,000.00	1,000.00	1.56	1,000.00	1,023.64	1.58	0.31%

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of December 31, 2017 (continued)	BlackRock Short-Term Municipal Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	12/31/17
County/City/Special District/School District	24%
State	23
Utilities	17
Transportation	16
Health	8
Finance	6
Education	4
Tobacco	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2018	23%
2019	25
2020	24
2021	16
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/17
AAA/Aaa	6%
AA/Aa	36
A	36
BBB/Baa	6
N/R(b)	16

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2017, the Fund outperformed both the primary benchmark, the S&P® Municipal Bond Index, and the secondary benchmark, the S&P® New York Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

The Fund’s allocation to the longer end of the municipal yield curve was the single largest contributor to performance, as the yield curve flattened aggressively in the second half of the year. While longer-term yields fell, short-term yields experienced a meaningful increase. (Prices and yields move in opposite directions.)

The Fund’s weighting in the transportation and tax-backed (local) sectors also contributed positively. The Fund further benefited from its overweight positions in AA, A and BBB rated securities.

The Fund held short positions in U.S. Treasuries in order to manage interest rate risk, which contributed to performance.

The Fund’s position in Puerto Rico issues, while limited, detracted from results. The underperformance of these securities was especially pronounced in the wake of the autumn hurricanes. Additionally, the Fund’s exposure to the very front end of the yield curve detracted as rates rose in this area.

Describe recent portfolio activity.

Portfolio activity was driven by two themes: new issuance and interest-rate volatility. Both issuance and volatility peaked toward year-end due to the prospect of federal tax reform. In fact, December produced record new issuance as issuers rushed to market before any potential tax law changes. The new issuance, as well as the volatility that resulted, presented several opportunities that the investment advisor sought to capitalize on as the year drew to a close.

Describe portfolio positioning at period end.

For the majority of the period, the Fund was positioned with an overweight to the longer end of the municipal yield curve relative to the S&P® New York Municipal Bond Index. However, the Fund now prefers bonds with maturities of 20 years and below in response to the aggressive flattening of the yield curve. The Fund’s duration (interest rate sensitivity) was below that of the benchmark at the close of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of December 31, 2017 (continued)	BlackRock New York Municipal Opportunities Fund

Performance Summary for the Period Ended December 31, 2017

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.35%	2.24%	3.07%	6.94%	N/A	3.91%	N/A	4.78%	N/A
Investor A	2.00	1.93	2.94	6.67	2.14%	3.66	2.76%	4.51	4.06%
Investor A1	2.14	2.07	3.02	6.84	N/A	3.79	N/A	4.67	N/A
Investor C	1.35	1.25	2.55	5.88	4.88	2.88	2.88	3.74	3.74
Investor C1	1.74	1.58	2.76	6.30	N/A	3.29	N/A	4.15	N/A
S&P® Municipal Bond Index(c)	—	—	1.64	4.95	N/A	3.07	N/A	4.42	N/A
S&P® New York Municipal Bond Index(d)	—	—	1.47	4.85	N/A	3.08	N/A	4.37	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s total returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.
(c)	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
(d)	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (a)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,030.70	$3.17	$2.56	$1,000.00	$1,022.08	$3.16	$1,022.68	$2.55
Investor A	1,000.00	1,029.40	4.45	3.84	1,000.00	1,020.82	4.43	1,021.42	3.82
Investor A1	1,000.00	1,030.20	3.68	3.07	1,000.00	1,021.58	3.67	1,022.18	3.06
Investor C	1,000.00	1,025.50	8.27	7.66	1,000.00	1,017.04	8.24	1,017.64	7.63
Investor C1	1,000.00	1,027.60	6.24	5.62	1,000.00	1,019.06	6.21	1,019.66	5.60

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.62% for Institutional, 0.87% for Investor A, 0.72% for Investor A1, 1.62% for Investor C and 1.22% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.50% for Institutional, 0.75% for Investor A, 0.60% for Investor A1, 1.50% for Investor C and 1.10% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock New York Municipal Opportunities Fund

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	12/31/17
Transportation	26%
County/City/Special District/School District	17
State	17
Utilities	12
Education	11
Health	6
Tobacco	4
Corporate	3
Housing	3
Health Care Providers & Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2018	5%
2019	3
2020	5
2021	4
2022	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/17
AAA/Aaa	17%
AA/Aa	31
A	25
BBB/Baa	6
BB/Ba	2
B	2
N/R(b)	17

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares (Class K Shares are available in BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares. Prior to July 18, 2011 for BlackRock National Municipal Fund, Class K Share performance results are those of the Institutional Shares restated to reflect Class K Share fees.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund; and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Opportunities Fund	0.35%	0.25%

Investor A1 and Investor C1 Shares of their respective Funds are only available for dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments (unaudited) December 31, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares/ Par (000)	Value
Investment Companies
VanEck Vectors High-Yield Municipal Index ETF	50,000	$1,560,000

Total Investment companies — 0.2% (Cost — 1,598,250)		1,560,000

Municipal bonds

Alabama — 1.1%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging(a):
5.75%, 06/01/35	$200	224,326
5.75%, 06/01/45	355	394,167
6.00%, 06/01/50	450	505,863
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	409,391
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,896,509
Sub-Lien, Series D, 6.50%, 10/01/53	3,465	4,141,368
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(b)	710	792,722

		9,364,346
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A(a):
4.63%, 06/01/23	590	603,186
5.00%, 06/01/32	1,510	1,500,744
5.00%, 06/01/46(c)	6,710	6,492,328

		8,596,258
Arizona — 2.3%
Arizona Industrial Development Authority, RB, Academies of Math & Science Project, Series B, 5.25%, 07/01/51	570	573,386
Arizona Industrial Development Authority, Refunding RB, Series A:
Basis Schools, Inc. Projects, 5.00%, 07/01/26	760	830,878
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	2,290	2,191,255
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 07/01/43	1,445	1,460,620
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 07/01/21(b)	415	479,524
Legacy Traditional Schools Project, Series A, 6.50%, 07/01/34	465	529,486
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44	810	909,711
City of Phoenix Arizona IDA, Refunding RB:
Basis Schools, Inc. Projects, 5.00%, 07/01/35	300	315,096
Basis Schools, Inc. Projects, 5.00%, 07/01/45	895	933,029
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	295	309,844
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	325	338,598
Legacy Traditional School Projects, 5.00%, 07/01/35	315	330,233
Legacy Traditional School Projects, 5.00%, 07/01/45	250	259,973
City of Phoenix Industrial Development Authority, RB, Legacy Traditional Schools Projects, Series A:
5.00%, 07/01/36	1,225	1,301,795
5.00%, 07/01/41	1,685	1,771,255
La Paz County Industrial Development Authority, RB, Imagine Schools Desert West Middle Project, 5.88%, 06/15/48	1,340	1,373,125
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 07/01/47	420	421,722
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 07/01/47	3,235	3,439,937

Security	Par (000)	Value
Arizona (continued)
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 07/01/43(a)	$1,375	$1,476,489

		19,245,956
Arkansas — 0.1%
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 06/01/20(b)	750	825,105

California — 7.4%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	5,210	6,027,709
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,000	1,064,730
Sutter Health, Series B, 6.00%, 08/15/42	1,000	1,112,020
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(a)(b)(c)	265	282,355
California Municipal Finance Authority, RB, Urban Discovery Academy Project:
5.50%, 08/01/34	310	320,866
6.00%, 08/01/44	655	674,290
6.13%, 08/01/49	570	585,932
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	345	394,166
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	4,855	5,264,665
California School Finance Authority, RB, Value Schools:
6.65%, 07/01/33	295	338,052
6.90%, 07/01/43	650	726,070
California Statewide Communities Development Authority, RB, Series A:
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	970	1,059,667
Loma Linda University Medical Center, 5.25%, 12/01/56(d)	875	969,570
Sutter Health, 6.00%, 08/15/42(a)	400	444,808
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39(a)	2,575	2,743,714
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement(d):
Series A, 6.00%, 05/01/43	2,500	2,500,600
Series B, 6.00%, 05/01/43	3,485	3,485,836
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D:
3.00%, 08/01/21	675	676,586
0.00%, 08/01/23	1,000	765,450
0.00%, 08/01/26	580	381,623
0.00%, 08/01/31(a)	1,155	572,233
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34(e)	500	530,205
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	310	355,979
6.50%, 05/01/42	760	872,723
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40(e)	240	289,010
County of California Tobacco Securitization Agency, RB, 5.45%, 06/01/28	500	508,290

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	$1,665	$1,665,017
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	4,260	4,276,231
5.60%, 06/01/36	1,385	1,408,434
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 06/01/48(a)	2,115	2,376,477
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	6,570	6,615,267
Palomar Health, Refunding RB(a):
5.00%, 11/01/36	325	367,530
5.00%, 11/01/39	310	348,998
Successor Agency to the San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 08/01/43	3,000	752,220
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1(a)(c):
4.75%, 06/01/25	785	785,400
5.00%, 06/01/37	7,410	7,426,969
5.13%, 06/01/46	3,590	3,594,918

		62,564,610
Colorado — 2.5%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/20(a)(b)	535	618,455
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	820	848,110
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	463,995
5.00%, 12/01/42	545	551,594
Colorado Health Facilities Authority, Catholic Health Initiatives, Series A, 5.25%, 01/01/40	1,250	1,365,000
Colorado Health Facilities Authority, Refunding RB, Sunny Vista Living Center Project, Series A:
6.13%, 12/01/45	375	397,744
6.25%, 12/01/50	1,235	1,311,582
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	2,500	2,735,750
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	780	824,421
Copperleaf Metropolitan District No. 3, GO, Limited Tax, Series A:
5.00%, 12/01/37	500	499,980
5.13%, 12/01/47	1,200	1,199,940
Green Gables Metropolitan District No. 1, GO, Series A, 5.30%, 12/01/46	1,000	1,014,390
Leyden Rock Metropolitan District No. 10, GO, Series A, 5.00%, 12/01/45(a)	1,250	1,274,800
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project(a):
6.00%, 01/15/34	1,500	1,645,530
6.00%, 01/15/41	1,000	1,093,900
Southlands Metropolitan District No. 1, GO, Refunding Series A-1:
5.00%, 12/01/37	1,115	1,212,116
5.00%, 12/01/47(a)(e)	2,585	2,783,735

Security	Par (000)	Value
Colorado (continued)
Tallyns Reach Metropolitan District No. 3, GO, 6.75%, 11/01/38	$1,220	$1,229,431

		21,070,473
Connecticut — 0.6%
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45	1,485	1,575,689
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(e)	1,284	1,382,483
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30	2,045	2,180,890

		5,139,062
Delaware — 0.8%
Delaware State Economic Development Authority, RB, 5.00%, 06/01/46	1,000	1,003,360
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	5,930	6,202,365

		7,205,725
District of Columbia — 0.5%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	385	402,818
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30	3,005	1,982,579
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39(e)	185	193,778
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,690,983

		4,270,158
Florida — 5.9%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 05/01/43	1,370	1,392,550
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project, Series A(f)(g):
1st Mortgage, 8.25%, 01/01/44	445	366,929
1st Mortgage, 8.25%, 01/01/49	950	783,237
5.75%, 01/01/50	570	516,785
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 05/01/24	560	570,382
5.00%, 05/01/34(a)	1,250	1,271,613
Alachua County, 4.00%, 05/01/22	310	316,250
City of Tallahassee Florida, RB, Tallahassee Memorial HealthCare, Inc. Project, Series A, 5.00%, 12/01/55	2,600	2,854,202
Country of Broward Florida Airport System Revenue, RB, AMT, 5.00%, 10/01/47	485	566,858
County of Alachua Florida Health Facilities Authority, RB:
East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,225,860
Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	1,720	1,918,729
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 05/15/44	1,490	1,667,027
County of Martin Florida Health Facilities Authority, RB, 5.50%, 11/15/42	1,000	1,104,830
County of Miami-Dade Industrial Development Authority, RB, Doral Academy Project, 5.00%, 01/15/48	1,405	1,508,113
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 06/01/49	1,000	1,213,280
Florida Development Finance Corp., RB:
Brightline Passenger Rail Project, AMT, 5.63%, 01/01/47(h)	4,560	4,749,149

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., RB (continued):
Renaissance Charter School, Series A, 5.75%, 06/15/29	$695	$748,578
Renaissance Charter School, Series A, 6.00%, 06/15/34	835	893,767
Renaissance Charter School, Series A, 6.13%, 06/15/44	3,185	3,365,558
Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29	2,240	2,296,022
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	2,109,480
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 05/01/43	1,365	1,390,689
Lakewood Ranch Stewardship District Special Assessment Bonds:
4.25%, 05/01/25	155	157,827
4.88%, 05/01/35	285	293,205
4.88%, 05/01/45	580	588,346
Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21(a)	180	182,336
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 05/01/40	515	605,959
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.25%, 05/01/26	190	195,039
5.13%, 05/01/46	1,080	1,130,965
Miami Health Facilities Authority, Refunding RB, Miami Jewish Health Systems, Inc. Project, 5.13%, 07/01/46(a)	2,000	2,224,740
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	1,450	1,728,458
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 05/01/29	1,745	1,858,914
5.00%, 05/01/37	890	943,667
Pine Island Community Development District, RB, 0.00%, 11/01/24	1,205	839,728
Santa Rosa Bay Bridge Authority, RB:
6.25%, 07/01/28(f)(g)	392	277,998
(ACA), 6.25%, 07/01/28	66	61,165
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 6.61%, 05/01/39(a)(c)	40	39,996
Convertible CAB, Series A3, 0.00%, 05/01/40	90	83,679
Convertible CAB, Series A4, 0.00%, 05/01/40	50	39,024
Series 2015-2, 0.00%, 05/01/40	125	82,448
Series A1, 6.65%, 05/01/40(a)(c)	135	134,980
Tolomato Community Development District:
Series 1, 0.00%, 05/01/40	205	164,205
Series 1, 6.65%, 05/01/40(f)(g)	5	4,869
Series 3, 6.61%, 05/01/40(f)(g)	135	1
Series 3, 6.65%, 05/01/40(f)(g)	105	1
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 05/01/26	640	700,544
Village Community Development District No. 9, Special Assessment Bonds(d):
7.00%, 05/01/41	1,345	1,567,503
5.50%, 05/01/42	505	551,359
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,610	1,804,053

		50,090,897

Security	Par (000)	Value
Georgia — 0.2%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 07/01/33	$120	$120,069
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 06/01/29	635	727,761
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/19(b)	225	245,619
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	555	659,856

		1,753,305
Guam — 0.2%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	40	41,798
6.75%, 11/15/19(b)	1,650	1,802,740

		1,844,538
Hawaii — 0.2%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 01/01/45	1,345	1,345,511

Idaho — 0.5%
County of Nez Perce Idaho, Refunding RB, 2.75%, 10/01/24	1,400	1,395,688
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	265	266,002
Idaho Health Facilities Authority, Refunding RB, Madison Hospital Memorial Project:
3.50%, 09/01/33	400	366,360
5.00%, 09/01/37	1,000	1,093,990
Idaho Housing & Finance Association, RB, Idaho Arts Charter School, Inc., 5.00%, 12/01/46	1,000	1,063,720

		4,185,760
Illinois — 7.5%
Chicago Board of Education, GO, Dedicated Revenues:
Series H, 5.00%, 12/01/46(a)	725	743,778
Refunding Series C, 5.00%, 12/01/30	1,370	1,416,484
Refunding Series D, 5.00%, 12/01/31	1,500	1,549,680
Refunding Series F, 5.00%, 12/01/22	1,030	1,091,491
Refunding Series G, 5.00%, 12/01/44	3,700	3,798,790
City of Chicago Illinois, GO, Refunding, Series A:
6.00%, 01/01/38	1,850	2,137,786
5.00%, 01/01/36	3,000	3,145,440
City of Chicago Illinois O’Hare International Airport, Refunding RB, Series C, AMT, 5.00%, 01/01/46(a)	3,000	3,353,940
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,838,618
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	1,400	1,497,412
Friendship Village of Schaumburg, 7.13%, 02/15/20(b)	1,000	1,112,070
Lutheran Home & Services Obligated Group, 5.63%, 05/15/42	2,805	2,967,381
Presence Health Network, Series C, 5.00%, 02/15/36	1,805	2,031,203
Presence Health Network, Series C, 4.00%, 02/15/41	6,505	6,756,678
Presence Health Network, Series C, 5.00%, 02/15/41(a)	3,000	3,368,460
Rogers Park Montessori School Project, Series 2014, 6.00%, 02/01/34	335	352,179
Rogers Park Montessori School Project, Series 2014, 6.13%, 02/01/45(e)	790	817,650
Swedish Covenant, Series A, 6.00%, 02/15/20(b)	1,000	1,088,790

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project:
Bonds, Series A, 0.00%, 12/15/56	$7,645	$1,179,700
Bonds, Series A, 5.00%, 06/15/57	2,085	2,265,436
Bonds, Series B, 0.00%, 12/15/54	11,470	1,949,556
Series A, 5.50%, 06/15/53	3,925	4,364,836
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44	3,455	1,193,288
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32(a)	675	717,437
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	390	444,783
State of Illinois, GO:
5.25%, 02/01/29	1,500	1,621,230
5.00%, 03/01/35	1,095	1,136,960
5.00%, 02/01/39(a)	510	534,174
Series A, 5.00%, 04/01/35	1,460	1,525,554
Series A, 5.00%, 04/01/38	2,190	2,283,075
Series C, 5.00%, 11/01/29	5,000	5,423,900

		63,707,759
Indiana — 2.1%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A:
7.13%, 11/15/42(a)	1,500	1,630,005
7.13%, 11/15/47	1,500	1,626,645
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	525	625,611
7.00%, 01/01/44	1,270	1,519,860
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(d)	3,140	3,074,186
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1:
6.63%, 01/15/34	430	456,522
6.75%, 01/15/43	830	877,642
6.88%, 01/15/52	1,270	1,345,679
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 07/01/44	370	400,018
5.00%, 07/01/48	1,230	1,325,952
5.25%, 01/01/51	2,500	2,719,575
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 03/01/39	725	761,004
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51	1,745	1,832,250

		18,194,949
Iowa — 2.4%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	6,125	6,245,907
Sunrise Retirement Community Project, 5.50%, 09/01/37	890	909,349
Sunrise Retirement Community Project, 5.75%, 09/01/43	1,385	1,422,977
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Senior Series A-1, 5.00%, 12/01/21	2,225	2,306,546
Iowa Tobacco Settlement Authority, Refunding RB, Series C(a)(c):
Asset-Backed, 5.50%, 06/01/42	2,000	2,007,180
5.38%, 06/01/38	3,075	3,081,857

Security	Par (000)	Value
Iowa (continued)
Xenia Rural Water District, Refunding RB, 5.00%, 12/01/41	$4,000	$4,401,120

		20,374,936
Kansas — 0.1%
City of Wichita Kansas, RB, 5.25%, 12/01/36	500	537,135

Kentucky — 0.4%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24	250	206,385
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 07/01/53	3,000	3,392,730

		3,599,115
Louisiana — 1.2%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44	3,145	3,274,134
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35(e)	1,630	1,826,317
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 05/01/41	645	696,994
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 05/15/35(a)(c)	3,910	4,263,972

		10,061,417
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	1,075	1,174,545

Maryland — 1.5%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park Project, 4.00%, 09/01/27	325	340,623
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.50%, 06/01/43	1,200	1,235,748
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 01/01/23(a)(c)	750	807,300
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43	2,905	3,166,392
Maryland EDC, RB:
Purple Line Light Rail Project, AMT, 5.00%, 03/31/51	3,135	3,478,878
Term Project, Series B, 5.75%, 06/01/20(b)	1,500	1,641,405
Transportation Facilities Project, Series A, 5.75%, 06/01/20(a)(b)	265	289,981
Maryland EDC, Refunding RB:
Transportation Facilities Project, Series A, 5.00%, 06/01/35	640	725,530
University of Maryland Project, 5.00%, 07/01/39	950	1,047,175

		12,733,032
Massachusetts — 2.6%
Massachusetts Development Finance Agency, RB:
5.50%, 11/15/46(a)	19	18,825
Boston Medical Center, Series D, 4.00%, 07/01/45	715	733,640
Boston Medical Center, Series D, 5.00%, 07/01/44	3,865	4,325,321
Foxborough Regional Charter School, Series A, 7.00%, 07/01/20(b)	350	377,195
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	352	368,043
North Hill Communities Issue, Series A, 6.50%, 11/15/23(b)	2,480	3,099,479
Series B, 0.00%, 11/15/56(a)	94	6,012
Seven Hills Foundation and Affiliates, Series A, 5.00%, 09/01/45	2,230	2,381,863
UMass Boston Student Housing Project, 5.00%, 10/01/41	2,500	2,768,350

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	$3,000	$3,002,100
Emmanuel College Issue, Series A, 4.00%, 10/01/46	2,970	3,018,144
New Bridge Charles, Inc., 4.00%, 10/01/32	355	353,807
New Bridge Charles, Inc., 4.13%, 10/01/42	220	216,797
New Bridge Charles, Inc., 5.00%, 10/01/57	570	616,067
Series I, 6.75%, 01/01/21(b)	305	348,243
Series I, 6.75%, 01/01/36	205	234,582

		21,868,468
Michigan — 0.5%
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,076,910
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44(a)	350	378,462
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44(a)	800	878,448
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	1,710	1,837,669

		4,171,489
Minnesota — 0.4%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 07/01/45	2,065	2,101,633
City of Deephaven Minnesota, Refunding RB, Eagle Ridge Academy Project, Series A, 5.25%, 07/01/40	500	536,110
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 09/01/21(a)(b)(e)	500	584,895

		3,222,638
Mississippi — 0.1%
Mississippi Business Finance Corp., RB, Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 02/01/36(e)	895	917,384

Missouri — 1.2%
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A(a):
4.38%, 11/15/35(e)	1,020	1,048,264
4.75%, 11/15/47	1,135	1,169,731
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church:
5.75%, 11/15/36	1,390	1,388,304
6.00%, 11/15/46	1,000	1,002,400
6.00%, 11/15/51	560	559,143
Kirkwood Missouri IDA, RB, Aberdeen Heights, Series A, 8.25%, 05/15/20(b)	435	497,632
Lees Summit Missouri IDA, RB, John Knox Obligated Group, 5.25%, 08/15/39(a)	1,890	2,020,410
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,335,278

		10,021,162
Nebraska — 1.7%
Central Plains Energy Project, Refunding RB, Gas Project No. 3, Series A, 5.00%, 09/01/42	8,000	10,282,320
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 09/01/42	780	869,271
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 05/15/51	3,135	3,266,231

		14,417,822

Security	Par (000)	Value
Nevada — 0.1%
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge(e):
4.00%, 08/01/22	$685	$707,852
4.00%, 08/01/23	420	432,747

		1,140,599
New Hampshire — 0.1%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(b)	435	465,546

New Jersey — 5.9%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44(a)	5,750	6,143,530
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	1,155	1,164,113
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,635,090
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 09/15/19	450	464,800
Continental Airlines, Inc. Project, AMT, 5.13%, 09/15/23	1,965	2,205,202
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	840	924,983
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,360	1,520,970
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31(a)	3,000	3,493,710
Provident Group-Kean Properties, Series A, 5.00%, 07/01/32(a)	235	261,423
Provident Group-Kean Properties, Series A, 5.00%, 07/01/37(a)	375	411,109
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,089,776
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 07/01/32	1,140	1,317,247
Princeton HealthCare System, 5.00%, 07/01/33	1,450	1,662,526
St. Joseph’s Healthcare System Obligated Group, 4.00%, 07/01/48	2,000	2,018,660
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/27(a)	5,000	5,733,400
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	7,050	8,044,614
Transportation Program, Series AA, 5.25%, 06/15/41(a)	1,265	1,401,177
Transportation Program, Series AA, 5.00%, 06/15/44	1,005	1,088,938
Transportation Program, Series AA, 5.00%, 06/15/44(a)	1,860	1,999,221
South Jersey Port Corp., RB, Sub-Marine Terminal, Series B, AMT, 5.00%, 01/01/36	575	632,937
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 06/01/41(a)(c)	7,270	7,054,953

		50,268,379
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	2,030	2,218,587

New York — 12.4%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	1,215	1,354,312
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	4,475	4,550,851
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 06/01/43	485	491,712

22	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41	$8,200	$8,486,098
5.00%, 06/01/42	4,520	4,395,610
5.00%, 06/01/45	1,695	1,628,946
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 06/01/51	7,230	7,481,532
Series B, 5.00%, 06/01/45	4,010	4,243,943
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	4,755	3,973,088
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44(a)	1,400	1,533,212
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	4,495	4,920,632
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	3,210	3,112,063
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	6,425	7,243,930
5.00%, 11/15/51(e)	3,135	3,411,193
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	375	402,855
3 World Trade Center Project, Class 1, 5.00%, 11/15/44	9,465	10,294,418
3 World Trade Center Project, Class 2, 5.15%, 11/15/34	450	497,849
3 World Trade Center Project, Class 2, 5.38%, 11/15/40	1,070	1,184,586
3 World Trade Center Project, Class 3, 7.25%, 11/15/44	3,115	3,748,529
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	3,000	3,328,350
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	3,130	3,365,032
5.00%, 08/01/31	6,995	7,475,906
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	3,895	3,897,726
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 08/15/43	690	706,960
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center:
5.00%, 12/01/33	590	663,951
5.00%, 12/01/35	785	878,698
Suffolk Tobacco Asset Securitization Corp., RB, Tobacco Settlement, Asset-Backed Bonds, Series B, 5.38%, 06/01/28	7,305	7,334,001
Town of Oyster Bay New York, GO, RAN, 2.50%, 02/23/18	305	305,146
Town of Oyster Bay New York, GO, Refunding, BAN, Series C:
2.50%, 06/01/18	425	425,242
4.00%, 06/01/18(a)	845	850,298
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	995	973,697

Security	Par (000)	Value
New York (continued)
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	$2,000	$2,056,300

		105,216,666
North Carolina — 0.7%
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 06/30/54	1,385	1,518,957
North Carolina Medical Care Commission, Refunding RB(b):
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21	3,055	3,594,483
Carolina Village Project, 6.00%, 04/01/18	1,000	1,010,250

		6,123,690
North Dakota — 1.7%
County of Ward North Dakota, RB, Trinity Obligated Group, Series C:
5.00%, 06/01/43	4,000	4,402,200
5.00%, 06/01/48	4,000	4,384,160
5.00%, 06/01/53	5,000	5,462,300

		14,248,660
Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2(a):
Senior Turbo Term, 5.88%, 06/01/47	8,045	7,751,760
6.00%, 06/01/42	10,000	9,713,300
County of Butler Port Authority, RB, Series A-1(a):
Storypoint Fairfield Project, 6.25%, 01/15/34	1,575	1,671,989
StoryPoint Fairfield Project, 6.38%, 01/15/43	840	890,526
County of Gallia Ohio, Refunding RB, Holzer Health System Obligated Group, 8.00%, 07/01/42	1,260	1,463,742
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 01/01/46(a)(c)	1,435	1,558,941
Port of Greater Cincinnati Development Authority, RB, AHA-Colonial Village Athens Garden, 5.25%, 12/01/50	740	761,445
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53(a)	2,410	2,669,846

		26,481,549
Oklahoma — 0.1%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	1,050	1,206,240

Oregon — 0.3%
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 07/01/35	620	652,475
5.38%, 07/01/45	1,445	1,531,281

		2,183,756
Pennsylvania — 2.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	1,185	1,249,417
5.00%, 05/01/42	2,730	2,857,245
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/36	3,000	3,344,850
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 01/01/19(b)	2,415	2,530,292
6.38%, 01/01/39	265	275,369
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 07/01/32(a)	745	762,843

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
County of Montgomery Pennsylvania IDA, RB, Foulkeways Gwynedd Project, 5.00%, 12/01/46(e)	$470	$502,928
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32(a)	1,295	1,504,324
East Hempfield Township Pennsylvania IDA, RB:
5.00%, 07/01/34	1,000	1,086,460
5.00%, 07/01/46	1,750	1,868,808
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42(a)	895	1,009,703
U.S. Airways Group, Series A, 7.50%, 05/01/20	1,200	1,318,476
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	5,390	5,749,136
Philadelphia Authority for Industrial Development, Refunding RB, Wesley Enhanced Living Obligated Group, 5.00%, 07/01/42	140	149,146

		24,208,997
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 05/15/39	1,205	1,135,640
5.63%, 05/15/43(e)	3,070	2,913,062
5.38%, 05/15/33	1,505	1,442,482
Commonwealth of Puerto Rico, GO, Refunding, Series A(f)(g):
Public Improvement, 5.50%, 07/01/39	1,080	243,000
8.00%, 07/01/35	2,760	655,500
Commonwealth of Puerto Rico, GO(f)(g):
6.00%, 07/01/38	1,210	272,250
Refunding Series C, 6.50%, 07/01/40	400	90,000
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 07/01/44	2,590	1,647,888
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,540	979,825

		9,379,647
Rhode Island — 1.7%
Tobacco Settlement Financing Corp., Refunding RB(a)(c):
Series A, 5.00%, 06/01/35	1,005	1,096,465
Series A, 5.00%, 06/01/40	1,000	1,076,170
Series B, 4.50%, 06/01/45	6,350	6,449,822
Series B, 5.00%, 06/01/50	5,650	5,905,832

		14,528,289
South Carolina — 2.1%
South Carolina Jobs-Economic Development Authority, Refunding RB:
The Lutheran Homes of South Carolina, Inc., Series B, 5.00%, 05/01/37	620	657,919
The Woodlands at Furman, 4.00%, 11/15/27	910	916,416
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/50	5,000	5,614,050
State of South Carolina Ports Authority, RB, AMT, 5.00%, 07/01/45	1,975	2,244,034
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	7,000	8,027,320

		17,459,739
Tennessee — 0.6%
County of Knox Health Educational & Housing Facility Board, Refunding RB, University Health System, Inc., 5.00%, 04/01/36	560	639,122

Security	Par (000)	Value
Tennessee (continued)
Memphis-Shelby County Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	$1,650	$1,743,687
5.63%, 01/01/46(a)	1,875	1,969,950
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40(a)	925	1,056,850

		5,409,609
Texas — 6.4%
Arlington Higher Education Finance Corp., RB, Series A, 5.88%, 03/01/24	500	509,645
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 01/01/28(a)	3,000	2,116,710
CAB, 0.00%, 01/01/29(a)	500	337,030
CAB, 0.00%, 01/01/30	1,330	855,788
CAB, 0.00%, 01/01/31	4,000	2,443,200
Senior Lien, 6.25%, 01/01/21(b)	765	865,965
City of Austin Texas Airport System Revenue, RB, Series B, AMT, 5.00%, 11/15/46	3,500	4,026,610
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 07/01/39	120	122,254
Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 07/15/38	1,110	1,238,405
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	1,000	1,107,270
United Airlines, Inc., Airport Improvement Projects, Series C, AMT, 5.00%, 07/15/20	825	876,777
Clifton Higher Education Finance Corp., ERB, Idea Public Schools(b):
5.50%, 08/15/21(a)	255	287,887
5.75%, 08/15/21	280	318,553
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 07/01/20(b)	1,320	1,459,682
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 01/01/38	510	525,198
5.00%, 01/01/43(a)	520	534,555
5.13%, 01/01/48	1,535	1,586,499
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41	350	110,625
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	290	314,082
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	410	420,492
Senior Living Center Project, Series A, 8.25%, 11/15/44	800	722,144
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Barton Creek Senior Living Center, 4.75%, 11/15/35	110	114,054
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 01/01/21(b)	1,920	2,207,040
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	3,380	3,509,657
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., 6.50%, 05/15/21(b)	535	616,202

24	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 02/15/42	$690	$721,809
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31	2,565	2,683,836
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project(a):
5.88%, 04/01/36	890	1,006,350
6.00%, 04/01/45(c)	1,355	1,504,280
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic, Series A:
5.00%, 08/15/36	695	705,230
5.00%, 08/15/46	695	695,869
Newark Higher Education Finance Corp., RB, Series A:
5.50%, 08/15/35	375	387,694
5.75%, 08/15/45	645	666,627
North Texas Tollway Authority, Refunding RB, 2nd Tier-Series B, 5.00%, 01/01/43(a)	5,145	5,986,156
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(f)(g)	1,330	824,600
Wichita Falls Retirement Foundation, 5.13%, 01/01/41(a)	600	621,552
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien(a)(c):
AMT, Blueridge Transportation Group, 5.00%, 12/31/50	3,480	3,851,490
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	1,000	1,117,570
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,740	5,186,650
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 09/01/36	1,500	1,534,470

		54,720,507
Utah — 0.6%
State of Utah Charter School Finance Authority, RB:
Navigator Pointe Academy, Series A, 5.63%, 07/15/40	1,000	1,025,910
Spectrum Academy Project, 6.00%, 04/15/45	2,000	2,097,460
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,077,490

		5,200,860
Virginia — 2.6%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 07/01/42(a)(c)	2,000	2,080,700
Residential Care Facility, 5.00%, 07/01/47	1,015	1,053,418
Lower Magnolia Green Community Development Authority, Special Assessment Bonds:
5.00%, 03/01/35	490	504,524
5.00%, 03/01/45	505	515,322
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 03/01/26	515	560,320
6.88%, 03/01/36	450	491,382
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47(a)(c)	5,910	5,732,641
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45	535	573,284
Virginia Small Business Financing Authority, RB, AMT:
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	3,360	3,821,765
Senior Lien, Express Lanes LLC, 5.00%, 07/01/34	3,300	3,571,260
Transform 66 P3 Project, 5.00%, 12/31/52	2,485	2,781,709

		21,686,325

Security	Par (000)	Value
Washington — 0.3%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	$545	$567,552
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42(a)	1,005	1,035,271
Washington State Housing Finance Commission, Refunding RB:
5.75%, 01/01/35	355	362,363
6.00%, 01/01/45	940	961,507

		2,926,693
Wisconsin — 2.3%
Public Finance Authority, RB:
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31(a)	910	919,118
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(a)	910	949,685
American Preparatory Academy — Las Vegas Project, Series A, 5.38%, 07/15/47(a)	1,595	1,642,324
Delray Beach Radiation Therapy, 6.85%, 11/01/46(a)	1,325	1,390,972
Delray Beach Radiation Therapy, 7.00%, 11/01/46(a)	805	853,236
Series A, 5.00%, 12/01/45(a)	1,910	2,016,578
Series A, 5.15%, 12/01/50(a)	1,315	1,386,694
Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	1,850	1,884,521
Public Finance Authority, Refunding RB:
Celanese Project, Series C, AMT, 4.30%, 11/01/30(a)	525	543,947
Celanese Project, Series D, 4.05%, 11/01/30(a)	525	544,147
Senior Obligated Group, Series B, AMT, 5.00%, 07/01/42(a)	2,150	2,300,586
White Stone Retirement Facilities, 5.00%, 03/01/52(e)	1,300	1,401,972
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Benevolent Corporation Cedar Community, 5.00%, 06/01/41	350	368,571
Mile Bluff Medical Center, 5.50%, 05/01/34	875	913,360
Mile Bluff Medical Center, 5.75%, 05/01/39	1,065	1,113,074
St. Johns Communities, Inc., Series A, 7.25%, 09/15/19(b)	75	82,009
St. Johns Communities, Inc., Series A, 7.63%, 09/15/19(a)(b)	145	159,459
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	740	808,324

		19,278,577

Total Municipal Bonds — 90.3% (Cost — $729,200,708)		766,856,470

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Alabama — 0.4%
Auburn University, Refunding RB, Series A, 4.00%, 06/01/41	2,880	3,083,782

California — 0.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 04/01/19(b)	480	504,193
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	1,679	1,790,269

		2,294,462

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 01/01/40	$5,592	$5,928,037

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18(b)(j)	939	969,890

Florida — 0.4%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	3,499	3,805,735

Illinois — 1.0%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,480	2,812,109
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A, 5.00%, 01/01/40	5,011	5,753,950

		8,566,059
New York — 7.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series HH, 5.00%, 06/15/31(j)	3,015	3,316,007
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(j)	1,720	1,891,161
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	11,699	13,824,694
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	8,648,076
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	2,520	2,849,199
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/36	21,670	25,616,540
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,925	3,421,285

		59,566,962
North Carolina — 0.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,930	3,360,827

Ohio — 0.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(b)	2,010	2,087,625

Pennsylvania — 0.5%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	3,677	4,400,736

Virginia — 0.3%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,681,248

Washington — 1.6%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 08/01/40	2,998	3,289,887

Security	Par (000)/ Shares	Value
Washington (continued)
Snohomish County Public Utility District No 1, 5.00%, 12/01/45	$8,664	$9,964,424

		13,254,311
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)(j)	2,179	2,277,616

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.2% (Cost — $107,252,582)		112,277,290

Total Long-Term Investments — 103.7% (Cost — $838,051,540)		880,693,760

Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.30%(k)(l)	21,590,863	21,590,863

Total Short-Term Investments — 2.5% (Cost — $21,591,549)		21,590,863

Total Investments — 106.2% (Cost — $859,643,089)		902,284,623
Other Assets Less Liabilities — 0.9%		7,540,156
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.1)%		(60,183,667)

Net Assets — 100.0%		$849,641,112

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Zero-coupon bond.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between May 7, 2018 to November 15, 2019, is $6,220,511. See Note 4 of the Notes to Financial Statements for details.
(k)	Annualized 7-day yield as of period end.

(I)	During the period ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/17	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	17,704,249	3,886,614	21,590,863	$21,590,863	$128,499	$(406)	$(2,954)

(a)	Includes net capital gain distributions, if applicable.

26	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	108	03/20/18	$13,397	$50,496
Long U.S. Treasury Bond	200	03/20/18	30,600	38,650
5-Year U.S. Treasury Note	51	03/29/18	5,924	23,374

				$112,520

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$112,520	$—	$112,520

(a)	Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(23,217)	$—	$(23,217)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$354,302	$—	$354,302

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$50,342,215

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock High Yield Municipal Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$1,560,000	$879,133,760	$—	$880,693,760
Short-Term Securities:	21,590,863	—	—	21,590,863

	$23,150,863	$879,133,760	$—	$902,284,623

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$112,520	$—	$—	$112,520

	$112,520	$—	$—	$112,520

(a)	See above Schedule of Investments for values in each industry, state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end TOB Trust Certificates of $60,042,812 are categorized as Level 2 within the disclosure hierarchy.

During the period ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

28	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) December 31, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 97.3%

Alabama — 3.5%
Alabama Federal Aid Highway Finance Authority, RB, Series A, 5.00%, 06/01/37	$30,345	$36,559,353
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Senior Credit Group, Series C, 5.00%, 11/15/46	73,875	85,800,641
Black Belt Energy Gas District, RB, Series A, 4.00%, 08/01/47(a)	85,000	91,475,300
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(b)	15,955	16,937,349
City of Homewood, GO, Refunding, 5.25%, 09/01/46	27,625	33,411,609
Prattville Alabama IDB, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,663,176
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(b)	16,315	18,215,861
UAB Medicine Finance Authority, Refunding RB, Series B-2:
5.00%, 09/01/37	5,000	5,857,850
5.00%, 09/01/41	7,500	8,747,250

		300,668,389
Alaska — 0.2%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(b):
6.00%, 09/01/19	5,250	5,627,055
6.00%, 09/01/19	1,270	1,361,211
6.00%, 09/01/19	730	782,429
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 06/01/46	6,900	6,676,164

		14,446,859
Arizona — 0.9%
City of Mesa Arizona Utility System, RB, Utility System, 5.00%, 07/01/35	30,000	33,033,600
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 07/01/44	3,440	3,876,536
Legacy Traditional Schools Project, Series A, 6.50%, 07/01/34(c)	2,000	2,277,360
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(c)	3,500	3,930,850
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(c)	2,280	2,376,877
City of Phoenix Civic Improvement Corp., ARB, AMT, Series A, 5.00%, 07/01/42	3,750	4,392,713
County of Maricopa Arizona IDA, RB, Banner Health, Series A, 5.00%, 01/01/41	18,735	21,914,704
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/18(b)	1,200	1,248,888
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 06/01/26	500	508,230

		73,559,758
California — 19.2%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(b)	11,525	12,373,355
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/42	21,340	23,730,507
California Health Facilities Financing Authority, Refunding RB(b):
Catholic Healthcare West, Series A, 6.00%, 07/01/19	26,655	28,400,636
Stanford Hospital, Series A-3, 5.50%, 11/15/21	8,000	9,282,640

Security	Par (000)	Value
California (continued)
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/42	$49,925	$59,882,541
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 08/15/42	11,600	12,899,432
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 08/01/47	10,000	12,130,300
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 05/01/39	59,300	62,753,039
City & County of San Francisco California Airports Commission, RB, San Francisco International Airport, Series A, AMT, 5.00%, 05/01/41	25,000	28,938,500
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series 34E, AMT (AGM)(b):
5.75%, 05/01/18	8,220	8,329,737
5.75%, 05/01/18	17,000	17,226,950
City of Los Angeles California Department of Airports, ARB, Sub-Series A, AMT, 5.00%, 05/15/47	25,000	29,458,000
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	20,000	21,360,600
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A:
5.25%, 07/01/39	40,000	44,338,800
5.00%, 07/01/46	27,500	32,432,125
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E(b):
6.00%, 09/01/19	4,915	5,274,729
6.00%, 09/01/19	9,450	10,141,646
City of Los Angeles California Wastewater System Revenue, Refunding RB:
Green Bond, Sub-Series A, 5.25%, 06/01/47	27,620	33,824,004
Series A, 5.00%, 06/01/43	10,000	11,306,400
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.75%, 03/01/34	7,010	7,779,277
6.25%, 03/01/34	5,250	5,957,700
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	1,510	1,733,963
6.50%, 05/01/42	5,130	5,890,882
City of San Juan California Water District, COP, Series A, 6.00%, 02/01/19(b)	10,000	10,489,100
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 08/01/21(b)	3,750	4,399,800
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition C, Sales Tax Revenue, Series A, 5.00%, 07/01/42	40,000	48,405,200
County of Orange California Sanitation District, COP, Series A, 5.00%, 02/01/19(b)	10,000	10,388,000
County of Orange California Water District, COP, Refunding, 5.00%, 08/15/19(b)	15,000	15,845,100
County of Riverside Transportation Commission, Refunding RB, Sales Tax Revenue, Series B, 5.00%, 06/01/37	19,105	23,237,029
County of Sacramento California, RB, Subordinated & Passenger Facility Charges/Grant, Series C(b):
6.00%, 07/01/18	16,920	17,296,978
6.00%, 07/01/18	13,285	13,580,990
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A(b):
5.50%, 03/01/21	26,390	29,523,549
6.00%, 03/01/21	12,830	14,550,246

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.38%, 09/01/35	$26,315	$29,623,059
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	6,535	7,905,978
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 4.00%, 05/01/18	30,000	30,252,600
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	49,815	50,158,225
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(b)	3,500	4,034,100
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	39,500	47,375,115
5.25%, 07/01/44	19,000	23,202,420
Los Angeles Department of Water & Power, Refunding RB, Power System, Series B:
5.25%, 07/01/37	13,500	16,583,670
5.25%, 07/01/38	15,000	18,399,150
5.25%, 07/01/39	7,000	8,579,900
Metropolitan Water District of Southern California, RB, Authorization, Series A, 5.00%, 01/01/39	10,000	10,338,100
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 07/01/35	13,375	14,043,884
Modesto Irrigation District, COP(b):
6.00%, 04/01/19	3,450	3,640,613
Series A, 6.00%, 04/01/19	8,305	8,769,166
Municipal Improvement Corp. of Los Angeles, Refunding RB, Real Property, Series B, 5.00%, 11/01/36	15,490	18,311,194
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 08/01/45	24,540	30,232,298
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 05/01/31	13,010	14,431,733
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 04/01/41	40,000	47,440,000
San Diego Public Facilities Financing Authority, RB, Water Utility, Series B, 5.38%, 08/01/19(b)	15,000	15,900,300
San Diego Public Facilities Financing Authority, Refunding RB, Series A, 5.00%, 05/15/39	10,000	11,901,500
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/32	10,000	11,464,800
State of California, GO, Refunding, Go, Refunding, 5.00%, 08/01/35	24,410	29,601,763
State of California, GO, Various Purposes:
6.50%, 04/01/33	87,070	92,493,590
6.00%, 04/01/38	83,925	88,476,253
5.50%, 11/01/39	1,470	1,568,152
6.00%, 11/01/39	64,190	69,280,267
State of California Public Works Board, LRB, Various Capital Projects(b):
Sub-Series A-1, 6.00%, 03/01/20	14,125	15,458,682
Sub-Series I-1, 6.13%, 11/01/19	10,015	10,820,306
Sub-Series I-1, 6.38%, 11/01/19	11,680	12,671,515
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 06/01/37	6,895	6,910,790
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 01/01/19(b)	19,355	20,209,330
University of California, RB:
Limited Project, Series M, 5.00%, 05/15/42	109,285	131,162,764
Series AV, 5.25%, 05/15/42	37,910	46,566,748
Series AV, 5.25%, 05/15/47	10,000	12,236,700

Security	Par (000)	Value
California (continued)
University of California, RB (continued):
Series O, 5.25%, 05/15/19(b)	$3,355	$3,523,555
Series O, 5.25%, 05/15/19(b)	11,445	12,028,008

		1,648,757,983
Colorado — 1.0%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(c)	6,930	7,167,560
City & County of Denver Colorado, Refunding RB, United Airlines, Inc. Project, AMT, 5.00%, 10/01/32	25,475	27,848,506
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,655	4,791,857
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiative, 5.50%, 07/01/34	1,600	1,677,440
Frasier Meadows Retirement Community Project, 5.25%, 05/15/47	2,500	2,756,400
Rampart Range Metropolitan District No. 1, Refunding RB, 5.00%, 12/01/42	5,775	6,812,999
State of Colorado, COP, Series J, 5.25%, 03/15/42	30,000	35,923,800

		86,978,562
Connecticut — 0.2%
State of Connecticut Health & Educational Facilities Authority, Refunding RB, Yale University Issue, Series C-1, 5.00%, 07/01/40(a)	15,000	18,854,700

Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	31,500	33,434,100

District of Columbia — 3.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	22,018,630
District of Columbia Water & Sewer Authority, Refunding RB:
Series A, 5.50%, 10/01/18(b)	7,475	7,697,007
Series A, 6.00%, 10/01/18(b)	12,630	13,051,716
Series B, 5.25%, 10/01/40	48,060	57,460,536
Series B, 5.25%, 10/01/44	63,075	75,167,739
Metropolitan Washington Airports Authority, Refunding ARB, AMT, 5.00%, 10/01/42	1,500	1,764,270
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	5,765	6,054,980
Washington Metropolitan Area Transit Authority, RB, Series B:
5.00%, 07/01/36	16,750	20,035,010
5.00%, 07/01/37	22,255	26,557,782
5.00%, 07/01/42	71,040	84,382,022

		314,189,692
Florida — 5.8%
Central Florida Expressway Authority, Refunding RB, Senior Lien:
5.00%, 07/01/37	2,000	2,381,140
5.00%, 07/01/38	1,825	2,169,432
5.00%, 07/01/39	1,285	1,526,336
5.00%, 07/01/42	4,000	4,740,200
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	12,285	14,988,191
City of St. Augustines Florida, RB, 5.75%, 10/01/21(b)	1,345	1,538,599
County of Broward Florida Airport System Revenue, ARB, AMT:
5.00%, 10/01/37	1,000	1,178,970
5.00%, 10/01/42	25,060	29,405,404

30	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	$7,500	$8,128,350
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,392,094
County of Miami-Dade Florida, GO, Building Better Communities Program(b):
Series B, 6.38%, 07/01/18	9,300	9,527,664
Series B-1, 6.00%, 07/01/18	30,000	30,679,200
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	6,325	7,476,466
Series A, 5.50%, 10/01/42	5,375	6,204,631
Series B, AMT, 6.25%, 10/01/38	5,000	5,976,600
Series B, AMT, 6.00%, 10/01/42	2,350	2,775,068
County of Miami-Dade Florida, Refunding ARB, Miami International Airport, Series A, AMT (AGC)(b):
5.50%, 10/01/18	5,505	5,662,278
5.50%, 10/01/18	7,000	7,199,990
County of Miami-Dade Florida, Refunding RB:
5.00%, 10/01/41	8,540	10,016,908
Water & Sewer Systems, Series C, 6.00%, 10/01/18(b)	25,000	25,834,750
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT:
Series A, 5.00%, 10/01/36	2,110	2,407,320
Series B, 5.00%, 10/01/40	58,485	68,680,105
East Central Regional Wastewater Treatment Facilities Operation Board, RB, Green Bond Biosolids Project, 5.50%, 10/01/24(b)	29,160	35,630,313
Florida Development Finance Corp., RB, Brightline Passenger Rail Project, AMT, 5.63%, 01/01/47(a)(c)	15,705	16,356,444
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 06/01/27	10,010	11,043,332
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT:
5.00%, 10/01/36	6,030	7,109,189
5.00%, 10/01/37	8,500	9,997,530
5.00%, 10/01/42	18,750	21,949,125
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 05/01/33	835	837,797
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 04/01/18(b)	16,825	16,999,475
JEA Electric System Revenue, Refunding RB, Sub-Series 3-B:
5.00%, 10/01/31	5,715	6,823,596
5.00%, 10/01/32	3,640	4,328,906
5.00%, 10/01/33	5,280	6,259,493
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Del Webb Project, 5.00%, 05/01/37(c)	1,655	1,744,453
Del Webb Project, 5.13%, 05/01/47(c)	1,990	2,093,062
Lakewood National & Polo Run Projects, 4.63%, 05/01/27	1,745	1,822,373
Lakewood National & Polo Run Projects, 5.25%, 05/01/37	2,760	2,961,756
Lakewood National & Polo Run Projects, 5.38%, 05/01/47	4,785	5,123,347
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	11,125	13,261,445
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/42	23,700	27,017,052

Security	Par (000)	Value
Florida (continued)
State of Florida, GO, Board of Education:
Series A, 5.50%, 06/01/38	$4,790	$4,915,163
Series E, 5.00%, 06/01/37	39,730	42,628,304
State of Florida, RB, Board of Education Lottery Revenue, Series A, 5.75%, 07/01/18(b)	3,890	4,011,913
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/15(d)	147	103,108

		496,906,872
Georgia — 1.0%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 01/01/30	30,000	33,657,000
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	4,950	5,885,203
County of Richmond Georgia Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	3,928,703
County of Rockdale Georgia Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 01/01/34	5,000	5,009,150
Municipal Electric Authority of Georgia, Refunding RB:
Project One, Series D, 6.00%, 07/01/18(b)	7,395	7,556,803
Project One, Series D, 6.00%, 01/01/23	2,605	2,662,909
Series EE (AMBAC), 7.00%, 01/01/25	20,000	26,161,800

		84,861,568
Illinois — 9.1%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 03/01/27	1,000	1,000,900
Chicago Board of Education, GO, Series H:
5.00%, 12/01/36	4,620	4,758,138
5.00%, 12/01/46	4,475	4,590,903
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
Series C, 5.00%, 12/01/25	12,760	13,662,260
Series F, 5.00%, 12/01/24	9,585	10,247,994
Series G, 5.00%, 12/01/34	5,000	5,157,550
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Senior Lien, Series B, 5.00%, 01/01/41	5,225	6,010,944
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D:
5.25%, 01/01/35	5,000	6,025,400
5.25%, 01/01/42	49,415	58,982,238
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series C, 6.50%, 01/01/21(b)	29,835	34,036,365
Senior Lien, Series D, AMT, 5.00%, 01/01/42	2,500	2,857,700
City of Chicago Illinois O’Hare International Airport, RB, AMT, Senior Lien, Series D, 5.00%, 01/01/47	7,500	8,535,300
City of Chicago Illinois O’Hare International Airport, Refunding ARB:
Senior Lien, Series C, 5.00%, 01/01/37	1,000	1,154,280
Series B, 5.00%, 01/01/31	9,080	10,484,313
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT:
5.50%, 01/01/34	5,380	6,117,114
5.38%, 01/01/39	1,325	1,489,565
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series B:
5.00%, 01/01/38	26,025	30,504,423
5.00%, 01/01/39	59,865	70,117,480

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(b)	$15,000	$15,618,150
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	4,280	4,397,443
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.25%, 12/01/43	1,685	1,771,289
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.25%, 12/01/32	1,160	1,246,988
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18(b)	7,020	7,299,747
Carle Foundation, Series A, 6.00%, 08/15/41	6,500	7,381,205
Carle Foundation, Series A (AGM), 6.00%, 08/15/41	19,285	21,899,467
DePaul University, Series A, 6.13%, 04/01/21(b)	11,935	13,586,685
Memorial Health System, Series A, 5.25%, 07/01/44	8,370	9,159,124
Rush University Medical Center, Series B, 7.25%, 11/01/18(b)	5,280	5,531,803
Rush University Medical Center, Series C, 6.38%, 05/01/19(b)	2,860	3,038,636
University of Chicago, Series B, 6.25%, 07/01/18(b)	25,035	25,632,335
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	4,220	4,513,628
Central Dupage Health, Series B, 5.75%, 11/01/19(b)	6,000	6,444,360
Northwestern Memorial Healthcare, Series A, 5.00%, 07/15/42	9,900	11,670,219
Northwestern Memorial Healthcare, Series B, 5.00%, 07/15/57(a)	30,000	34,190,700
Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(b)	40,655	43,504,509
OSF Healthcare System, 6.00%, 05/15/20(b)	7,875	8,610,840
OSF Healthcare System, 6.00%, 05/15/39	3,600	3,847,680
Presence Health Network, Series C, 5.00%, 02/15/32	5,000	5,685,450
Presence Health Network, Series C, 5.00%, 02/15/36	3,000	3,375,960
Presence Health Network, Series C, 5.00%, 02/15/41	26,575	29,838,941
Rush University Medical Center Obligated Group, Series A, 7.25%, 11/01/18(b)	7,605	7,967,682
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/18(b)	6,900	7,229,061
Illinois State Toll Highway Authority, RB:
Senior Series B, 5.00%, 01/01/38	6,475	7,524,015
Series A, 5.00%, 01/01/42	35,670	41,723,912
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Refunding Bonds, Series B-2, 5.25%, 06/15/50	60,000	62,172,000
Railsplitter Tobacco Settlement Authority, RB:
6.00%, 06/01/21(b)	13,865	15,812,617
5.00%, 06/01/26	15,000	17,408,700
5.00%, 06/01/27	6,500	7,533,240
State of Illinois, GO, Series D, 5.00%, 11/01/27	50,000	54,837,000
State of Illinois Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	7,930	9,135,122
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,012,600

		785,333,975

Security	Par (000)	Value
Indiana — 2.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	$3,870	$4,611,647
7.00%, 01/01/44	7,330	8,772,104
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	17,510	19,492,307
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	31,460	33,608,089
Wastewater, 1st Lien, 5.25%, 10/01/31	10,875	12,231,547
Indiana Finance Authority, Refunding RB, Series A:
Parkview Health System, 5.75%, 05/01/19(b)	1,360	1,431,971
Parkview Health System, 5.75%, 05/01/31	300	316,884
Trinity Health, 5.63%, 12/01/19(b)	12,000	12,939,480
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	19,620	20,504,273
Indiana Municipal Power Agency, Refunding RB, Series A:
5.00%, 01/01/37	1,000	1,171,890
5.00%, 01/01/42	12,500	14,668,625
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 01/01/19(b)	2,550	2,658,656
5.75%, 01/01/38	10,505	10,928,036
(AGC), 5.50%, 01/01/19(b)	11,090	11,535,264
(AGC), 5.50%, 01/01/38	45,635	47,337,642

		202,208,415
Iowa — 0.9%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 07/01/33	18,750	21,974,625
Series A (AGC), 5.63%, 08/15/19(b)	5,240	5,576,041
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	38,050	38,801,107
5.25%, 12/01/25	2,500	2,661,625
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.40%, 12/01/24	6,670	7,057,327
5.50%, 12/01/25	4,435	4,721,590

		80,792,315
Kansas — 0.4%
Counties of Sedgwick & Shawnee Kansas, RB, AMT (Ginnie Mae), 6.95%, 06/01/29	90	90,984
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	30,210	37,306,933

		37,397,917
Louisiana — 0.6%
City of New Orleans Aviation Board, ARB, General Airport North Terminal Project, Series B, AMT, 5.00%, 01/01/48	10,000	11,473,000
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 01/01/19(b)	1,370	1,431,746
Jefferson Sales Tax District, RB, Special Sales Tax, Series B (AGM), 5.00%, 12/01/42	12,160	14,437,933
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(c)	2,500	2,602,650
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	17,185	19,254,761

		49,200,090

32	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	$5,365	$6,095,337

Maryland — 0.2%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A:
4.50%, 09/01/33	2,735	2,879,435
5.00%, 09/01/38	1,400	1,517,040
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 07/01/22(e)	3,000	3,469,980
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(b)	11,000	12,434,510

		20,300,965
Massachusetts — 4.7%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series A:
5.25%, 04/01/42	42,000	51,634,800
5.25%, 04/01/47	91,000	111,454,070
Massachusetts Development Finance Agency, RB, Series A:
Emerson College Issue, 5.25%, 01/01/42	9,655	11,232,337
Foxborough Regional Charter School, 7.00%, 07/01/20(b)	1,375	1,481,838
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series A, 5.50%, 11/15/18(b)	65,395	67,677,940
Newbridge on the Charles, Inc., 5.00%, 10/01/37(c)	1,000	1,091,560
Newbridge on the Charles, Inc., 5.00%, 10/01/47(c)	1,250	1,356,288
Partners Healthcare System, 5.00%, 07/01/33	8,500	10,136,760
Partners Healthcare System, 5.00%, 07/01/34	6,000	7,132,320
Partners Healthcare System, Series S-2, 5.00%, 07/01/38(a)	16,665	19,563,377
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	4,585	4,726,997
Massachusetts School Building Authority, Refunding RB, Senior, Series A, 5.00%, 08/15/24	20,030	22,837,805
Massachusetts Water Resources Authority, Refunding RB, Series C, 5.25%, 08/01/42	5,000	5,560,150
University of Massachusetts Building Authority, Refunding RB, Senior Series A:
5.25%, 11/01/42	58,840	72,744,480
5.25%, 11/01/47	14,425	17,749,097

		406,379,819
Michigan — 1.6%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	6,485	7,212,552
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Senior Lien, Series C:
5.25%, 07/01/34	17,775	21,449,803
5.25%, 07/01/35	30,730	37,004,759
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	2,000	2,245,100
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, Series A:
5.00%, 12/01/37	14,030	16,525,376
5.00%, 12/01/42	7,650	8,924,566

Security	Par (000)	Value
Michigan (continued)
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18(b)	$7,550	$7,809,192
6.00%, 10/15/18(b)	4,490	4,644,142
6.00%, 10/15/38	415	429,181
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital(b):
Series V, 8.25%, 09/01/18	18,130	18,936,422
Series W, 6.00%, 08/01/19	5,145	5,484,570
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I:
6.25%, 10/15/18(b)	4,540	4,704,620
6.25%, 10/15/18(b)	2,710	2,808,265
6.25%, 10/15/38	250	259,025

		138,437,573
Minnesota — 0.3%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services:
Series A, 6.75%, 11/15/18(b)	5,940	6,208,429
Series B (AGC), 6.50%, 11/15/18(b)	2,775	2,894,464
Series B (AGC), 6.50%, 11/15/38	15,240	15,919,094

		25,021,987
Mississippi — 0.0%
County of Warren Mississippi, RB, International Paper Co. Project, Series A, 6.50%, 09/01/32	1,890	1,954,695

Missouri — 0.0%
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 07/01/29	1,175	1,251,222

Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A:
5.25%, 05/15/37	405	430,851
5.25%, 05/15/47	1,500	1,583,955
5.25%, 05/15/52	1,500	1,578,105

		3,592,911
Nebraska — 0.5%
Omaha Public Power District, Refunding RB, Series A, 5.00%, 02/01/42	10,000	12,036,300
Omaha Public Power District, Separate Electric System, Refunding RB, Series A:
5.25%, 02/01/42	14,265	16,674,073
5.25%, 02/01/46	14,670	17,106,247

		45,816,620
Nevada — 1.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(b)	12,925	13,634,066
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	51,700	55,894,938
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 07/01/19(b)	32,685	34,715,065
Nevada Department of Business & Industry, RB, Series A(c):
5.00%, 07/15/37	875	906,640
5.00%, 07/15/47	1,400	1,437,086

		106,587,795
New Hampshire — 0.2%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(b)	15,605	16,700,783

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey — 6.5%
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 03/01/21	$5,000	$5,631,500
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(c)	5,180	5,220,870
County of Monmouth New Jersey Improvement Authority, RB, Brookdale Community College Project, 6.00%, 08/01/18(b)	3,600	3,694,896
New Jersey Economic Development Authority, Refunding RB:
School Facilities Construction, Series PP, 5.00%, 06/15/26	8,380	9,283,532
Series XX, 5.00%, 06/15/26	5,000	5,627,550
Series XX, 5.25%, 06/15/27	8,030	9,147,615
New Jersey EDA, RB:
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	2,815	3,083,382
Series WW, 5.25%, 06/15/40	14,955	16,472,484
New Jersey EDA, Refunding RB:
Provident Group-Monteclair Properties LLC (AGM), 5.00%, 06/01/28	1,000	1,185,430
Provident Group-Monteclair Properites LLC (AGM), 5.00%, 06/01/29	1,000	1,176,360
Provident Group-Monteclair Properties LLC (AGM), 5.00%, 06/01/37	5,800	6,683,166
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,280	8,932,795
School Facilities Construction, Series NN, 5.00%, 03/01/23	5,125	5,657,949
Series B, 5.00%, 11/01/26	2,500	2,858,050
Series B, 5.50%, 06/15/30	44,645	52,466,804
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B(b):
7.13%, 06/01/19	2,870	3,089,469
7.50%, 06/01/19	9,200	9,951,456
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(b)	33,185	38,018,395
AHS Hospital Corp., 6.00%, 07/01/21(b)	1,200	1,374,780
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/35	7,375	8,746,529
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/38	6,450	7,602,293
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/39	22,245	26,198,826
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	17,110	19,607,033
St. Joseph’s Healthcare System, 6.63%, 07/01/18(b)	200	205,040
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.75%, 12/01/27	335	367,452
Series 1, 5.75%, 12/01/28	275	300,685
Student Loan, Series 1B, 2.95%, 12/01/28	16,000	16,262,080
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/27	7,000	8,026,760
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	8,280	9,448,142
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/31	7,600	7,703,892
Federal Highway Reimbursement Revenue Notes, Series A-2B, 5.00%, 06/15/24	9,000	10,143,900

Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation Program, Series AA, 5.00%, 06/15/38	$5,000	$5,435,600
Transportation System, Series A, 6.00%, 06/15/35	2,155	2,424,073
Transportation System, Series A, 5.88%, 12/15/38	14,255	14,755,636
Transportation System, Series A, 5.50%, 06/15/41	1,855	1,993,902
Transportation System, Series A, 5.00%, 06/15/42	5,695	6,061,018
Transportation System, Series AA, 5.50%, 06/15/39	39,890	44,066,483
Transportation System, Series B, 5.25%, 06/15/36	14,410	15,411,207
Transportation System, Series C, 5.25%, 06/15/32	19,810	21,906,294
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	6,500	7,692,490
New Jersey Turnpike Authority, Refunding RB:
Series B, 5.00%, 01/01/34	3,000	3,597,960
Series E, 5.00%, 01/01/31	6,500	7,878,000
Series G, 5.00%, 01/01/36	25,000	29,862,250
Series G, 5.00%, 01/01/37	20,000	23,832,000
South Jersey Port Corp., RB, Marine Terminal, Series B, AMT, 5.00%, 01/01/42	2,535	2,779,374
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 06/01/41	70,000	67,929,400

		559,794,802
New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	250	300,677

New York — 13.5%
City of New York New York, GO:
Series B-1, 5.00%, 10/01/39	5,000	5,984,100
Sub-Series E-1, 6.25%, 10/15/18(b)	12,875	13,344,937
Sub-Series E-1, 6.25%, 10/15/28	575	596,913
SubSeries I-1, 5.63%, 04/01/19(b)	2,655	2,789,449
SubSeries I-1, 5.63%, 04/01/29	105	110,210
City of New York New York Housing Development Corp., RB, M/F Housing:
Series M, 6.50%, 11/01/28	4,300	4,453,381
Series M, 6.88%, 11/01/38	7,785	8,056,697
Sustainable Neighborhood, Series G, 2.00%, 11/01/57(a)	6,000	5,988,540
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	14,285	17,302,849
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Subseries, 5.25%, 06/15/37	45,000	55,070,550
Water & Sewer System, Fiscal 2017, Series EE, 5.25%, 06/15/37	7,525	9,242,807
Water & Sewer System, Series EE, 5.38%, 06/15/43	7,125	7,836,289
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Series DD (BHAC), 5.75%, 06/15/40	9,500	9,682,495

34	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Series FF-2, 5.50%, 06/15/40	$69,085	$72,706,436
Series HH, 5.00%, 06/15/31	17,500	19,278,525
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(c)	8,200	8,486,098
5.00%, 06/01/45	16,695	16,044,396
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	8,000	8,278,320
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	5,590	6,268,850
5.75%, 02/15/47	3,435	3,783,893
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/39	12,000	14,259,600
Long Island Power Authority, RB, General:
5.00%, 09/01/37	2,980	3,523,165
5.00%, 09/01/47	5,000	5,865,200
Long Island Power Authority, Refunding RB, Electric System, Series A, 6.00%, 05/01/19(b)	56,950	60,289,548
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	30,000	35,135,400
Series C, 6.50%, 11/15/18(b)	17,505	18,255,439
Series C, 6.50%, 11/15/18(b)	1,450	1,512,162
Series C, 6.50%, 11/15/28	4,510	4,710,154
Series D, 5.25%, 11/15/21(b)	6,255	7,087,478
Series D, 5.25%, 11/15/21(b)	1,775	2,007,667
Sub-Series D-1, 5.25%, 11/15/44	38,000	44,659,500
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Series C-1, 5.00%, 11/15/34	45,115	54,396,509
Series B, 5.00%, 11/15/37	25,000	29,420,000
Series D, 5.00%, 11/15/35	17,670	21,252,062
SubSeries C-1, 5.25%, 11/15/31	14,000	16,855,580
New York City Water & Sewer System, RB, 2nd General Resolution, Series DD, 5.75%, 06/15/40	13,400	13,657,414
New York City Water & Sewer System, Refunding RB:
2nd General Resolution Series CC, 5.25%, 06/15/46	65,965	79,259,586
2nd General Resolution Sub Series CC1, 5.00%, 06/15/37	25,000	29,807,250
Second Generation Resolution, 5.00%, 06/15/37	10,000	11,980,700
Series EE, 5.25%, 06/15/36	15,500	18,950,765
New York State Urban Development Corp., Refunding RB, Series D, 5.63%, 01/01/28	3,000	3,122,010
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/41	5,115	5,625,835
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	6,000	6,450,540
5.00%, 08/01/31	48,265	51,583,219
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(c)	5,000	5,003,500
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	37,020	43,350,420
Consolidated, 151th Series, AMT, 6.00%, 09/15/28	74,580	75,275,831
Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	4,695	4,755,612
Consolidated, 198th Series, 5.25%, 11/15/56	58,140	69,304,043
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	3,000	3,534,300

Security	Par (000)	Value
New York (continued)
State of New York Dormitory Authority, RB:
Columbia University, 5.00%, 07/01/38	$46,870	$47,693,975
Series 2015-B, 5.00%, 03/15/33	10,000	11,941,700
Series B, 5.75%, 03/15/19(b)	19,280	20,255,182
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/31	5,000	5,715,900
Triborough Bridge & Tunnel Authority, RB, Series A-2:
5.38%, 11/15/18(b)	2,135	2,207,804
5.38%, 11/15/38	3,580	3,698,605
Triborough Bridge & Tunnel Authority, Refunding RB, General:
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	5,000	6,009,300
Series A, 5.25%, 11/15/45	7,805	9,310,194
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	31,020	36,007,706
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	2,500	2,570,375

		1,161,606,965
North Carolina — 0.2%
County of Columbus North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,251,340
North Carolina Eastern Municipal Power Agency, Refunding RB, (AMBAC), 6.00%, 01/01/18	16,555	16,555,000

		19,806,340
Ohio — 1.0%
Buckeye Tobacco Settlement Financing Authority, RB, 6.25%, 06/01/37	15,450	15,496,041
County of Allen Ohio Hospital Facilities Revenue, RB, Mercy Health, Series B, 5.00%, 08/01/47(a)	7,500	8,380,800
County of Butler Port Authority, RB, StoryPoint Fairfield Project, Series A-1(c):
6.38%, 01/15/43	1,500	1,590,225
6.50%, 01/15/52	3,335	3,543,004
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A(b):
5.75%, 11/15/21	500	573,475
6.00%, 11/15/21	4,415	5,154,910
6.50%, 11/15/21	12,690	15,122,673
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.50%, 05/01/19(b)	3,695	3,883,482
Series A, 5.50%, 05/01/34	6,900	7,197,045
Ohio Air Quality Development Authority, RB, Pratt Paper (Ohio) LLC Project, AMT, 4.25%, 01/15/38(c)	435	449,363
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 01/01/19(b)	17,195	17,876,610
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 02/15/39	7,500	8,538,750

		87,806,378
Pennsylvania — 4.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(c):
5.00%, 05/01/27	3,250	3,718,423
5.00%, 05/01/32	3,750	4,165,800
5.00%, 05/01/42	6,305	6,796,601
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	3,500	4,065,215
5.00%, 07/01/47	10,570	12,182,665

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 05/15/20(e)	$1,700	$1,815,923
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 01/01/19(b)	9,520	9,974,485
6.38%, 01/01/39	1,055	1,096,282
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 06/01/29	6,670	7,084,540
6.00%, 06/01/19(b)	6,090	6,464,961
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 06/01/19(b)	3,295	3,497,873
6.00%, 06/01/36	595	630,081
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	2,365	2,747,279
Pennsylvania Economic Development Financing Authority, RB, Project:
American Water Co., 6.20%, 04/01/39	3,475	3,656,013
Waste Management, Inc., Series A, AMT, 1.70%, 08/01/37(a)	8,570	8,570,000
Pennsylvania Turnpike Commission, RB:
Series B, 5.25%, 06/01/19(b)	12,420	13,055,159
Series B, 5.25%, 12/01/39	3,560	4,063,669
Series B (BAM), 5.25%, 12/01/44	8,000	9,366,080
Sub-Series A, 5.50%, 12/01/46	46,430	55,486,171
Sub-Series B-1, 5.00%, 06/01/37	11,205	12,812,917
Sub-Series B-1, 5.00%, 06/01/42	8,000	9,092,320
Sub-Series B-1, 5.25%, 06/01/47	79,500	92,300,295
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	1,195	1,333,453
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	22,000	25,412,200
Philadelphia Authority for Industrial Development, RB, University of the Sciences, 5.00%, 11/01/47	30,000	34,013,100
Philadelphia Authority for Industrial Development, Refunding RB, Wesley Enhanced Living Obligated Group, 5.00%, 07/01/42	1,085	1,155,883
Philadelphia Gas Works Co, Refunding RB, 1988 General Ordinance, Series Fifteenth, 5.00%, 08/01/42	15,000	17,481,000

		352,038,388
Puerto Rico — 0.3%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	13,720	12,930,277
5.63%, 05/15/43	10,455	9,920,540

		22,850,817
Rhode Island — 0.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 06/01/50	10,000	10,452,800

South Carolina — 0.4%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM):
6.50%, 08/01/39	4,455	5,149,445
6.25%, 08/01/34	1,525	1,745,027
South Carolina Jobs-Economic Development Authority, Refunding RB, the Woodlands at Furman, 5.25%, 11/15/37	6,005	6,449,490
South Carolina Jobs-EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 05/01/42	250	263,710
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(b)	3,090	3,279,881

Security	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.75%, 12/01/43	$13,875	$16,082,096

		32,969,649
Tennessee — 0.6%
Tennessee Energy Acquisition Corp., RB, Series A:
Gas Project, 4.00%, 05/01/48(a)	19,170	20,996,326
5.25%, 09/01/18	25,000	25,580,500

		46,576,826
Texas — 8.5%
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 07/01/39	10,000	10,187,800
United Airlines, Inc., Airport Improvement Projects, Series C, AMT, 5.00%, 07/15/20	6,535	6,945,137
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 05/15/19(b)	30,645	32,459,797
6.00%, 11/15/35	1,705	1,807,164
5.38%, 11/15/38	1,855	1,944,856
City of Houston Texas Utility System, Refunding RB, Series A, 1st Lien, 5.25%, 11/15/30	24,305	26,658,453
City of Texas El Paso, GO, 5.00%, 08/15/42	15,845	18,629,600
County of Bexar Texas, GO, Refunding, 5.00%, 06/15/43	16,665	19,653,701
County of Harris Texas Cultural Education Facilities Finance Corp., RB:
1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	1,075	1,332,162
1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	2,625	3,252,953
1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 6.38%, 01/01/33	465	528,738
Texas Children’s Hospital Project, 5.50%, 10/01/39	8,500	9,092,195
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	9,775	10,586,716
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(b):
6.00%, 08/15/20	3,700	4,101,413
6.00%, 08/15/20	46,300	51,386,055
Cypress-Fairbanks Independent School District, GO, Variable, School Building, Series A-3 (PSF-GTD), 3.00%, 02/15/43(a)	10,000	10,392,100
Dallas-Fort Worth International Airport, ARB, AMT:
Joint Improvement, Series D, 5.00%, 11/01/38	11,265	12,286,510
Joint Improvement, Series D, 5.00%, 11/01/42	9,430	10,270,779
Joint Improvement, Series D, 5.00%, 11/01/43	11,850	12,646,913
Joint Improvement, Series H, 5.00%, 11/01/42	25,265	27,517,627
Series C, 5.13%, 11/01/43	3,600	3,980,520
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	32,100	35,059,941
Grand Parkway Transportation Corp., RB, Series B, 5.25%, 10/01/51	22,155	25,242,742
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/30	6,085	7,153,343
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(c):
5.00%, 08/15/37	2,000	2,021,140
5.13%, 08/15/47	2,085	2,101,638
North Texas Municipal Water District, Refunding RB, 6.25%, 06/01/18	2,795	2,850,676

36	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 09/01/21(b)	$4,815	$5,508,023
North Texas Tollway Authority, Refunding RB:
6.00%, 01/01/19(b)	10,265	10,711,938
6.00%, 01/01/25	2,365	2,470,621
1st Tier System, 6.00%, 01/01/21(b)	11,490	12,922,918
1st Tier System (NPFGC), 5.75%, 01/01/18(b)	2,895	2,895,000
1st Tier System (NPFGC), 5.75%, 01/01/40	935	935,000
1st Tier System, Series A, 6.00%, 01/01/28	185	192,718
1st Tier System, Series K-2 (AGC), 6.00%, 01/01/19(b)	2,245	2,345,037
1st Tier System, Series S (NPFGC), 5.75%, 01/01/18(b)	8,425	8,425,000
1st Tier System, Series S (NPFGC), 5.75%, 01/01/18(b)	3,890	3,890,000
1st Tier System, Series SE (NPFGC), 5.75%, 01/01/40	1,445	1,445,000
1st Tier-Series A, 5.00%, 01/01/38	5,000	5,924,450
1st Tier-Series A, 5.00%, 01/01/43	46,000	54,198,120
State of Texas, RB, 4.00%, 08/30/18	50,000	50,825,000
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 02/15/47	30,000	34,599,000
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	48,215	53,883,638
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	33,065	36,180,715
Texas Water Development Board, RB:
Series A, 5.00%, 10/15/42	12,175	14,672,579
State Water Implementation Revenue, 5.25%, 10/15/46	65,415	78,718,449

		730,833,875
Utah — 1.3%
County of Utah Utah, RB, IHC Health Services, Inc.:
5.00%, 05/15/43	70,000	76,970,600
Series B, 5.00%, 05/15/46	22,500	26,264,700
Utah State Charter School Finance Authority, Refunding RB, The Freedom Academy Foundation Project(c):
5.25%, 06/15/37	3,795	3,849,648
5.38%, 06/15/48	4,740	4,769,530

		111,854,478
Virginia — 0.4%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.50%, 03/01/46	1,815	1,918,673
Virginia Commonwealth Transportation Board, Refunding RB, Series A, 5.00%, 05/15/33	2,500	3,045,875
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	25,515	29,021,526

		33,986,074
Washington — 1.9%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT:
5.00%, 05/01/35	5,000	5,892,850
5.00%, 05/01/36	5,000	5,883,850
5.25%, 05/01/42	36,500	43,695,610
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	35,385	42,988,175
Washington Health Care Facilities Authority, RB:
Catholic Health Initiatives, Series A, 5.75%, 01/01/45	21,355	23,954,758

Security	Shares/Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, RB (continued):
MultiCare Health System, Series B (AGC), 6.00%, 08/15/19(b)	$2,000	$2,138,520
Swedish Health Services, Series A, 6.75%, 05/15/21(b)	16,000	18,644,000
Washington Health Care Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,090	10,392,094
Multicare Health System, Series B, 5.00%, 08/15/37	10,680	12,592,895

		166,182,752
Wisconsin — 0.3%
Public Finance Authority, RB(c):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	1,715	1,732,185
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	1,715	1,789,791
American Preparatory Academy, 5.38%, 07/15/52	6,760	6,934,746
Delray Beach Radiation Therapy, 7.00%, 11/01/46	6,385	6,767,589
Mary’s Woods at Marylhurst Project, 5.25%, 05/15/47	1,000	1,090,610
Public Finance Authority, Refunding RB:
AMT, National Gypsum Co., 5.25%, 04/01/30	5,900	6,398,845
WhiteStone, Retirement Facilities First Mortgage Revenue, 5.00%, 03/01/37(c)	760	829,540

		25,543,306

Total Long-Term Investments — 97.3% (Cost — $8,047,489,320)		8,362,335,029

Short-Term Securities — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.53%(f)(g)	128,848,517	128,848,517

Total Short-Term Securities — 1.5% (Cost — $128,850,089)		128,848,517

Total Investments — 98.8% (Cost — $8,176,339,409)		8,491,183,546
Other Assets Less Liabilities — 1.2%		103,963,928

Net Assets — 100.0%		$8,595,147,474

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund

(g)	During the period ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/17	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	429,034,619	(300,186,102)	128,848,517	$128,848,517	$1,483,418	$25,455	$(45,847)

(a)	Includes net capital gain distribution, if applicable

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	1,523	03/20/18	$188,923	$140,333
Long U.S. Treasury Bond	1,552	03/20/18	237,456	337,793
5-Year U.S. Treasury Note	739	03/29/18	85,845	178,163

				$656,289

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$656,289	$—	$656,289

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,045,681	$—	$4,045,681

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$793,020	$—	$793,020

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$463,730,442

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

38	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock National Municipal Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$8,362,335,029	$—	$8,362,335,029
Short-Term Securities	128,848,517	—	—	128,848,517

	$128,848,517	$8,362,335,029	$—	$8,491,183,546

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$656,289	$—	$—	$656,289

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) December 31, 2017	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 99.8%

Alabama — 1.0%
Bessemer Governmental Utility Services Corp., Refunding RB, (BAM), 5.00%, 06/01/21	$470	$516,751
State of Alabama Docks Department, Refunding RB, Docks Facilities Revenue, Series B:
5.00%, 10/01/18	1,000	1,022,850
5.00%, 10/01/19	1,000	1,050,440
5.00%, 10/01/20	1,750	1,888,005

		4,478,046
Arizona — 1.9%
City of Peoria Arizona, GO, Refunding, Series B, 4.00%, 07/15/19	5,325	5,523,569
Maricopa County IDA, Refunding RB, Banner Health, Series A, 5.00%, 01/01/20	2,500	2,659,575

		8,183,144
California — 6.2%
California Municipal Finance Authority, Refunding RB:
Biola University, 5.00%, 10/01/20	305	334,195
Community Medical Centers, Series A, 5.00%, 02/01/18	750	751,852
Community Medical Centers, Series A, 5.00%, 02/01/19	1,000	1,032,030
California Statewide Communities Development Authority, Refunding RB, Rady Children’s Hospital, Series A, 4.00%, 08/15/19	625	650,063
City of Los Angeles Department of Airports, RB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/20	1,100	1,181,972
City of Riverside California Sewer Revenue, Refunding RB, Series A, 4.00%, 08/01/18	1,020	1,035,137
Fresno Joint Powers Financing Authority, Refunding RB, Master Lease Project, Series A:
5.00%, 04/01/20	1,000	1,070,510
5.00%, 04/01/21	1,250	1,375,475
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Series A, 5.00%, 06/01/19	1,000	1,048,100
Series A-1, 5.00%, 06/01/20	8,000	8,544,480
Palmdale Financing Authority, Refunding RB, (AGM):
4.00%, 11/01/19	325	339,589
4.00%, 11/01/20	340	362,076
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A, 5.00%, 07/01/19	1,055	1,109,522
Semitropic Improvement District, Refunding RB, Series A, 5.25%, 12/01/19(a)	500	534,210
State of California Department of Water Resources, Refunding RB, Central Valley Project, 5.00%, 06/01/18(a)	2,580	2,618,984
State of California Public Works Board, RB, Various Capital Projects, Sub Series I-1, 5.38%, 11/01/19(a)	5,000	5,334,800

		27,322,995
Colorado — 0.9%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding, Series A, 5.00%, 12/01/20	355	388,661
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A:
5.00%, 11/15/18	3,000	3,091,350
5.00%, 11/15/19	500	531,130

		4,011,141
Connecticut — 6.8%
Connecticut State Health & Educational Facilities Authority, RB, Sacred Heart University, Series I -1, 5.00%, 07/01/21	700	773,528
State of Connecticut, GO:
Series A, 5.00%, 04/15/20	8,800	9,375,960

Security	Par (000)	Value
Connecticut (continued)
State of Connecticut, GO (continued):
Series C, VRDN (Bank of America N.A SBPA), 1.73%, 05/15/34(b)	$10,270	$10,270,000
Series D, 5.00%, 11/01/19	1,425	1,506,068
Series E, 4.00%, 09/15/21	770	818,687
State of Connecticut, Special Tax Revenue, RB, Series A, 5.00%, 08/01/19	3,000	3,143,850
State of Connecticut, Special Tax Revenue, Refunding RB, Series B, 5.00%, 08/01/19	2,665	2,792,787
Town of Manchester, GO, 2.00%, 02/21/18	1,000	1,000,750

		29,681,630
Florida — 5.1%
City of Gainesville Florida Utilities System Revenue, RB, Utility System, Series A, 5.00%, 10/01/21	3,875	4,329,421
County of Monroe School District, RB, Florida Sales Tax (AGM), 5.00%, 10/01/20	500	543,065
Florida Gulf Coast University Financing Corp., Refunding RB, Housing Project, Series A, 5.00%, 08/01/21	2,160	2,381,854
Orlando Utilities Commission, Refunding RB, Series A, 5.00%, 10/01/20	5,000	5,430,650
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/21	2,500	2,756,675
State of Florida, GO, Refunding, Series A, 5.00%, 07/01/19	6,500	6,829,030

		22,270,695
Georgia — 0.9%
City of Atlanta Georgia, Refunding, Tax Allocation Bonds, Atlantic Station Project:
5.00%, 12/01/20	2,000	2,164,680
5.00%, 12/01/21	1,150	1,274,119
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates:
5.00%, 04/01/20	110	117,655
5.00%, 04/01/21	200	219,334
County of Fulton Development Authority, RB, Revenue Anticipation Certificates, Series A, 5.00%, 04/01/21	125	137,084

		3,912,872
Illinois — 3.4%
Chicago O’Hare International Airport, Refunding RB, General, Senior Lien, Series B, 5.00%, 01/01/20	7,000	7,442,540
Chicago Transit Authority, Refunding RB, Section 5337, State of Good Repair Formula Funds:
5.00%, 06/01/20	1,000	1,071,230
5.00%, 06/01/21	2,000	2,189,920
Illinois Finance Authority, Refunding RB, Southern Illinois Healthcare, 5.00%, 03/01/21	265	289,997
State of Illinois Sales Tax, Refunding RB, Build Illinois Bonds, 5.00%, 06/15/19	3,715	3,875,637

		14,869,324
Iowa — 4.9%
Iowa Finance Authority, RB, VRDN, CJ BIO America, Inc. Project (Korea Development Bank LOC), 1.90%, 04/01/22(b)	21,500	21,500,000

Kansas — 0.9%
Geary County Unified School District No. 475, GO, Refunding Series B:
5.00%, 09/01/20	750	811,050
5.00%, 09/01/21	2,215	2,457,520
Johnson County Unified School District No. 233 Olathe, GO, Refunding Series B, 3.00%, 09/01/21	500	519,895

		3,788,465

40	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Kentucky — 1.8%
Kentucky State Property & Building Commission, Refunding RB, Project No.117, Series D:
5.00%, 05/01/20	$3,000	$3,198,660
5.00%, 05/01/21	4,400	4,819,804

		8,018,464
Louisiana — 0.3%
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/20	225	241,162
State Tammany Parish Wide School District No. 12, GO, Series A, 4.00%, 03/01/21	300	319,518
West Baton Rouge Parish School District No. 3, GO, (AGM):
3.00%, 03/01/21	300	310,260
5.00%, 03/01/21	225	246,514

		1,117,454
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, Refunding RB, University of New England, 4.00%, 07/01/21	450	481,487

Maryland — 0.1%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, LifeBridge Health Issue, 5.00%, 07/01/21	235	260,190

Massachusetts — 4.4%
Commonwealth of Massachusetts, GO:
Refunding Series B, 5.00%, 08/01/19	7,595	7,998,067
Refunding Series D (AGM), 5.50%, 11/01/19	4,250	4,546,480
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series B-1, 5.00%, 10/15/20(a)	765	834,638
Partners HealthCare System Issue, 5.00%, 07/01/21	3,485	3,854,828
Massachusetts State Educational Financing Authority, RB, Issue I, AMT, 4.00%, 01/01/18	1,750	1,750,000
Massachusetts State Educational Financing Authority, Refunding RB, Issue K, Senior Series A, AMT, 4.00%, 07/01/20	375	391,946

		19,375,959
Michigan — 2.2%
Grand Rapids Public Schools, GO, Refunding, (AGM):
5.00%, 05/01/19	220	229,279
5.00%, 05/01/20	475	509,262
Grand Valley State University, Refunding RB, 5.00%, 12/01/20	630	684,111
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C:
5.00%, 12/01/20	1,000	1,088,560
5.00%, 12/01/21	1,000	1,115,900
Michigan State Housing Development Authority, Refunding RB, Series D, INDL & COMML Bank of China SBPA VRDN, 1.75%, 06/01/30(b)	4,780	4,780,000
University of Michigan, Refunding RB, General, Series A, 5.00%, 04/01/20	1,000	1,074,410

		9,481,522
Mississippi — 0.2%
Mississippi Development Bank, RB, Special Obligation, Hinds County Bond Project:
3.00%, 11/01/20	460	473,345
5.00%, 11/01/21	500	554,215

		1,027,560
Nevada — 1.8%
Clark County School District, GO, Refunding Series C:
5.00%, 06/15/20	2,500	2,694,000
5.00%, 06/15/21	2,500	2,758,475
County of Clark Department of Aviation, Refunding RB, Series B, 5.00%, 07/01/18	2,250	2,289,443

		7,741,918

Security	Par (000)	Value
New Jersey — 18.3%
Borough of Oceanport New Jersey, GO, BAN, 2.00%, 06/29/18	$5,518	$5,524,831
Burlington County Bridge Commission, Refunding RB, Governmental Leasing Program, 5.00%, 08/15/21	700	778,078
City of North Wildwood New Jersey, GO, Refunding BAN, 2.25%, 05/09/18	4,530	4,539,151
Gloucester County Improvement Authority, Refunding RB, Rowan University Project, Series A, 5.00%, 11/01/20	520	564,465
Hasbrouck Heights Board of Education, GO, Promissory Notes, 2.00%, 07/13/18	5,125	5,129,408
New Jersey Building Authority, Refunding RB, Series A, 5.00%, 06/15/21	2,325	2,500,003
New Jersey EDA, RB, Series DDD:
5.00%, 06/15/20	810	856,834
5.00%, 06/15/21	3,000	3,225,810
New Jersey EDA, Refunding RB:
School Facilities Construction, Series DD-1, 5.00%, 12/15/18	1,725	1,772,282
School Facilities Construction, Series PP, 5.00%, 06/15/20	3,450	3,649,479
Transit Corp. Projects, Series B, 5.00%, 11/01/19	4,500	4,704,570
New Jersey Educational Facilities Authority, Refunding RB:
Ramapo College, Series B, 5.00%, 07/01/21	890	979,685
The William Paterson University of New Jersey, Series E (BAM), 5.00%, 07/01/20	2,160	2,316,902
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 5.00%, 07/01/21	100	110,154
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Hospital Asset Transformation Program, 5.00%, 10/01/20	600	638,700
Hospital Asset Transformation Program, 5.00%, 10/01/21	2,500	2,705,225
Inspira Health Obligated Group, Series A, 5.00%, 07/01/20	1,000	1,076,440
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/20	11,500	12,176,200
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/21	1,320	1,422,062
Transportation System, Series B, 5.00%, 06/15/21	3,235	3,485,130
New Jersey Turnpike Authority, Refunding RB, Series B:
5.00%, 01/01/19	2,670	2,762,168
5.00%, 01/01/20	3,190	3,397,510
Township of Lacey New Jersey, GO, BAN, Series A, 2.00%, 05/25/18	3,000	3,004,260
Township of Lumberton New Jersey, GO, Refunding BAN, Series A, 2.25%, 05/09/18	2,682	2,686,795
Township of Pennsauken New Jersey, GO, BAN, Series A, 2.50%, 06/20/18	2,515	2,524,054
Township of Vernon, GO, 2.00%, 09/14/18	3,887	3,893,453
Township of Winslow New Jersey, GO, 1.75%, 06/06/18	3,508	3,509,783

		79,933,432
New York — 19.0%
City of Glens Falls New York, GO, Refunding BAN, 1.40%, 06/08/18	6,575	6,564,151
City of New York New York, GO, Refunding, Series A, 5.00%, 08/01/19	10,000	10,522,700
City of Yonkers, GO, Series A (AGM), 4.00%, 11/15/19	600	624,000
Cooperstown Central School District, GO, BAN, 2.00%, 06/29/18	5,000	5,005,150
County of Nassau New York, GO, Series C, 5.00%, 10/01/21	4,500	4,998,330
Erie County Industrial Development Agency, Refunding RB, City School District Buffalo Project, Series A, 5.00%, 05/01/18	2,000	2,024,020

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured, Fiscal 2015, Sub-Series E-1:
5.00%, 02/01/19(c)	$1,660	$1,721,686
5.00%, 02/01/19	3,340	3,463,380
New York City Transitional Finance Authority, Future Tax Secured Revenue, RB, VRDN, Subordinate, Sub-Series C-5 (Sumitomo Mitsui Banking Corp. LOC), 1.80%, 11/01/41(b)	1,600	1,600,000
New York City Water & Sewer System, Refunding RB, VRDN, 2nd General Resolution, Series AA-6 (Mizuho Bank Ltd. SBPA), 1.78%, 06/15/48(b)	3,000	3,000,000
New York State Environmental Facilities Corp., Refunding RB, Series A, 5.00%, 06/15/18	5,000	5,082,000
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 05/01/19	4,740	4,943,773
Oneida City School District Foundation, Inc., GO, 2.00%, 06/29/18	4,000	4,004,120
Port Authority of New York & New Jersey, Refunding RB:
167th Series, 5.00%, 09/15/19	5,000	5,277,800
172nd Series, 5.00%, 10/01/18	8,765	8,989,033
197th Series, AMT, 5.00%, 11/15/19	2,750	2,916,512
Solvay Union Free School District, GO, Refunding BAN, 2.00%, 06/29/18	4,400	4,405,016
Southwestern Central School District, GO, Chautauqua County, BAN, 2.00%, 06/28/18	7,000	7,006,510
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 06/01/20	770	825,979

		82,974,160
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Moses Cone Health System, VRDN Series A, BMO Harris Bank SBPA, 1.75%, 10/01/35(b)	2,500	2,500,000

Ohio — 3.1%
City of Willoughby Ohio, GO, BAN, 2.00%, 06/22/18	5,000	5,006,850
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 5.00%, 08/01/20	605	651,319
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 5.00%, 08/01/21	1,840	2,028,986
County of Butler Ohio, Refunding RB, 5.00%, 11/15/21	750	830,355
State of Ohio, GO, Series B, 5.00%, 03/15/19	5,000	5,206,650

		13,724,160
Oklahoma — 1.5%
Grand River Dam Authority, Refunding RB, Series A, 5.00%, 06/01/20	4,000	4,310,480
Norman Regional Hospital Authority, Refunding RB:
4.00%, 09/01/19	1,000	1,032,990
5.00%, 09/01/20	1,000	1,075,720

		6,419,190
Oregon — 2.4%
City of Portland Oregon Sewer System Revenue, Refunding RB, 1st Lien, Series A, 5.00%, 06/01/19	10,000	10,478,100

Pennsylvania — 0.8%
City of Philadelphia, GO, Refunding Series A, 5.00%, 08/01/20	2,250	2,426,400
City of Williamsport Pennsylvania, GO, Refunding(AGM), 5.00%, 07/01/21	365	402,949
Philadelphia Municipal Authority, Refunding RB, Juvenile Justice Services Center, 5.00%, 04/01/20	700	746,963

		3,576,312

Security	Par (000)	Value
South Carolina — 0.2%
Lexington County Health Services District, Inc., Refunding RB, Lexmed Obligated Group:
5.00%, 11/01/20	$500	$542,755
5.00%, 11/01/21	250	277,693

		820,448
Tennessee — 0.4%
Jackson Energy Authority, Refunding RB, 5.00%, 12/01/20	1,000	1,089,750
Shelby County Health Educational & Housing Facilities Board, RB, Methodist Le Bonheur Healthcare, Series A, 5.00%, 05/01/20	690	740,625

		1,830,375
Texas — 5.9%
City of Houston Texas, GO, Refunding Series A:
5.00%, 03/01/20	2,000	2,144,280
5.00%, 03/01/21	3,500	3,852,800
City Public Service Board of San Antonio, Refunding RB, Series D, 5.00%, 02/01/19	6,485	6,723,843
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
Baylor College of Medicine, 5.00%, 11/15/19	1,660	1,757,674
Teco Project, 5.00%, 11/15/20	800	871,896
Teco Project, 5.00%, 11/15/21	725	810,688
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Baylor Health Care System Project, VRDN TD Bank LOC, 1.76%, 11/15/50	2,120	2,120,000
State of Texas, RB, 4.00%, 08/30/18	2,000	2,033,000
Tarrant Regional Water District, Refunding RB, Water Control & Improvement District, 5.00%, 03/01/20	3,980	4,262,699
Texas A&M University, Refunding RB, Financing System, Series E, 5.00%, 05/15/21	1,200	1,329,024

		25,905,904
Utah — 0.9%
Central Utah Water Conservancy District, Refunding RB, Series B:
5.00%, 10/01/20	1,850	2,013,503
5.00%, 10/01/21	1,875	2,096,325

		4,109,828
Virginia — 0.8%
Lynchburg EDA, Refunding RB, Centra Health, Series A:
5.00%, 01/01/20	500	531,225
5.00%, 01/01/21	500	545,280
Virginia Commonwealth Transportation Board, Refunding RB, 5.00%, 09/15/21	2,000	2,231,080

		3,307,585
Washington — 2.8%
Grant County Public Utility District No. 2, Refunding RB, Electric System Revenue, 2.00%, 12/02/20	9,000	9,006,840
King County Washington Sewer Revenue, Refunding RB:
5.00%, 07/01/20	1,250	1,352,562
5.00%, 07/01/21	1,000	1,111,860
Washington Health Care Facilities Authority, Refunding RB:
MultiCare Health System, Series B, 5.00%, 08/15/21	625	694,250
Seattle Cancer Care Alliance, 5.00%, 03/01/18	290	291,601

		12,457,113
Wisconsin — 0.2%
Public Finance Authority, Refunding RB, Retirement Housing Foundation:
5.00%, 11/15/19	440	469,247
5.00%, 11/15/20	425	466,327

		935,574

Total Long-Term Investments — 99.8% (Cost — $438,294,275)		436,495,047

42	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.30%(d)(e)	169,529	$169,529

Total Short-Term Securities — 0.0% (Cost — $169,529)		169,529

Total Investments — 99.8% (Cost — $438,463,804)		436,664,576
Other Assets Less Liabilities — 0.2%		740,789

Net Assets — 100.0%		$437,405,365

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Annualized 7-day yield as of period end.

(e)	During the period ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 06/30/17	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	68,139	101,390	169,529	$169,529	$3,304	$2,378	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$436,495,047	$—	$436,495,047
Short-Term Securities	169,529	—	—	169,529

	$169,529	$436,495,047	$—	$436,664,576

(a)	See above Schedule of Investments for values in each state or political subdivision.

During the period ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) December 31, 2017	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds — 0.7%

New York — 0.7%
Corporate — 0.1%
American Museum of Natural History, 4.37%, 07/15/45	$1,000	$1,054,622

Education — 0.1%
New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 07/01/45	1,000	1,072,649

Health Care Providers & Services — 0.5%
New York & Presbyterian Hospital, 4.06%, 08/01/56	2,000	2,100,731
Northwell Healthcare, Inc., 3.98%, 11/01/46	2,000	1,951,566

		4,052,297

Total Corporate Bonds — 0.7% (Cost — $5,999,920)		6,179,568

Municipal Bonds — 86.8%

New York — 86.1%
Corporate — 3.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	280	312,105
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	500	555,750
5.00%, 07/01/28	1,520	1,652,924
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 09/01/32	350	362,268
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	750	894,967
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	780	1,056,253
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	9,500	12,454,785
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	2,870	3,085,508
5.00%, 08/01/31	6,130	6,551,437
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(a)	2,150	2,151,505
Southold Local Development Corp., RB, Peconic Landing Inc., Project, 4.00%, 12/01/45	1,900	1,795,994

		30,873,496
County/City/Special District/School District — 14.1%
City of New York New York, GO, Refunding:
Series A, 5.00%, 08/01/30	2,250	2,666,767
Series B, 5.00%, 08/01/31	1,250	1,476,788
Series C, 5.00%, 08/01/34	500	583,795
City of New York New York, GO:
Series A-1, 5.00%, 08/01/35	400	440,064
Series B-1, 5.00%, 10/01/38	4,000	4,791,040
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	795,970
Sub-Series I-1, 5.38%, 04/01/36	805	842,787
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(b)	5,000	1,197,550
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/35	3,500	4,069,695

Security	Par (000)	Value
County/City/Special District/School District (continued)
5.00%, 11/15/40	$6,090	$7,002,099
4.00%, 11/15/45	2,075	2,192,528
5.00%, 11/15/45	8,490	9,742,190
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC),
0.00%, 03/01/42(b)	5,000	2,121,500
0.00%, 03/01/45(b)	1,500	569,130
(AMBAC), 5.00%, 01/01/39	1,850	1,875,401
Queens Baseball Stadium (AGC), 6.50%, 01/01/46	700	732,781
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	790	799,385
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	250	250,373
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	1,000	1,005,220
City of Poughkeepsie, GO, Refunding BAN, Series A, 4.00%, 05/04/18	1,200	1,201,968
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	531,770
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	445	542,081
5.00%, 09/01/36	400	486,496
5.00%, 09/01/37	445	539,945
5.00%, 09/01/38	685	829,843
5.00%, 09/01/39	555	671,828
County of Monroe Industrial Development Agency, Refunding RB, Rochester Schools Modernization Project:
5.00%, 05/01/31	1,840	2,235,913
5.00%, 05/01/32	1,690	2,045,779
5.00%, 05/01/33	1,750	2,110,325
County of Nassau New York, GO:
Series A, 5.00%, 01/15/30	2,205	2,640,377
Series B, 5.00%, 10/01/30	335	399,534
Refunding Series A, 5.00%, 01/01/38	1,500	1,733,745
Refunding Series C, 5.00%, 10/01/31	3,600	4,325,616
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	140	159,866
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(c)	60	67,286
5.75%, 02/15/47	40	44,063
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
Fiscal 2017, 5.00%, 02/15/42	22,365	26,437,219
5.00%, 02/15/35	2,000	2,381,960
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	9,305	10,020,182
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,200	1,289,136
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	5,000	5,438,150
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	400	442,836
4 World Trade Center Project, 5.00%, 11/15/31	860	954,170
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,635,030
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	425	456,225
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,085	3,371,257
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	1,720	1,867,473
World Trade Center Project, 5.75%, 11/15/51	1,250	1,416,563
Town of Oyster Bay New York, GO:
BAN, Series A, 3.50%, 06/01/18	3,840	3,857,242
RAN, 2.50%, 02/23/18	275	275,132

44	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
County/City/Special District/School District (continued)
Town of Oyster Bay New York, GO, Refunding, BAN, Series C:
2.50%, 06/01/18	$385	$385,219
4.00%, 06/01/18	615	618,856

		124,568,148
Education — 11.0%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(c)	305	329,156
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	325	368,319
Manhattan College Project, 5.00%, 08/01/47	1,860	2,171,011
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 01/01/39	500	514,645
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
Alvin Ailey Dance Foundation, 4.00%, 07/01/41	1,000	1,056,040
Alvin Ailey Dance Foundation, 4.00%, 07/01/46	1,715	1,805,895
American Museum of Natural History, 5.00%, 07/01/37	885	1,030,122
Carnegie Hall, 4.75%, 12/01/39	1,550	1,623,842
Carnegie Hall, 5.00%, 12/01/39	1,325	1,396,841
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
5.00%, 08/01/28	2,690	3,185,552
Series A, 5.13%, 09/01/40	4,280	4,578,787
Series B, 4.00%, 08/01/35	1,000	1,060,190
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(c)	1,000	1,060,560
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	620	681,293
The Charter School for Applied Technologies Project, 5.00%, 06/01/35	600	648,606
County of Cattaraugus New York, RB, St. Bonaventure University Project:
5.00%, 05/01/34	130	144,268
5.00%, 05/01/39	165	182,507
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	2,475	2,068,011
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project, 5.00%, 07/01/42	1,980	2,353,685
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	345	345,535
University of Rochester Project, Series A, 5.00%, 07/01/23(c)	240	279,732
University of Rochester Project, Series A, 5.00%, 07/01/32	300	363,321
University of Rochester Project, Series A, 5.00%, 07/01/33	350	422,888
University of Rochester Project, Series A, 5.00%, 07/01/34	350	421,250
University of Rochester Project, Series A, 5.00%, 07/01/35	800	960,616
University of Rochester Project, Series A, 5.00%, 07/01/36	1,000	1,198,910

Security	Par (000)	Value
Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB (continued):
University of Rochester Project, Series A, 5.00%, 07/01/37	$500	$598,060
University of Rochester Project, Series C, 5.05%, 07/01/28	1,000	1,135,550
University of Rochester Project, Series D, 4.00%, 07/01/43	1,490	1,605,922
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(c)	1,000	1,064,650
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	394,481
5.00%, 07/01/42	220	238,275
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	552,745
County of St. Lawrence New York Industrial Development Agency, Refunding RB, St. Lawrence University Project:
Series A, 4.00%, 07/01/43	2,000	2,119,700
Series B, 4.43%, 07/01/56	1,500	1,558,260
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(c)	450	499,297
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 07/01/39	1,000	1,158,750
5.00%, 07/01/44	2,000	2,312,280
Dutchess County Local Development Corp., Refunding RB, Culinary Institute of America Project:
5.00%, 07/01/30	200	231,422
5.00%, 07/01/31	200	230,608
5.00%, 07/01/32	440	505,556
5.00%, 07/01/35	155	176,598
5.00%, 07/01/36	100	113,774
5.00%, 07/01/41	215	243,414
5.00%, 07/01/46	300	338,460
Horace Mann School, Series 2017, 3.27%, 07/01/27	2,000	1,985,447
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	4,500	6,334,110
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/40	2,500	2,794,225
New School (AGM), 5.50%, 07/01/20(c)	1,000	1,092,170
New School Project, Series B, 4.22%, 07/01/38	1,000	999,980
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	500	689,510
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 07/01/31	230	295,235
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(c)	750	788,077
State University Dormitory Facilities, Series A, 5.25%, 07/01/19(c)	5	5,272
Touro College & University System Obligation Group, Series A, 4.13%, 01/01/30	600	617,046
Touro College & University System, Series A, 5.50%, 01/01/44	2,000	2,233,040
Touro College and University System, 5.00%, 01/01/42	5,000	5,525,750
University of Rochester, Series A, 5.75%, 07/01/19(c)	865	917,800
University of Rochester, Series A, 5.75%, 07/01/39	135	143,178
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/33	470	552,306
Barnard College, Series A, 5.00%, 07/01/43	1,000	1,148,530
Brooklyn Law School, 5.75%, 07/01/33	475	498,793
Culinary Institute of America, 5.00%, 07/01/42	300	328,488

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Fordham University, 5.00%, 07/01/32	$250	$299,728
Fordham University, 4.00%, 07/01/35	1,060	1,147,015
Fordham University, 5.00%, 07/01/44	850	960,882
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	800	902,096
New York University, Series A, 5.00%, 07/01/42	1,000	1,126,040
Pratt Institute, Series A, 5.00%, 07/01/44	1,000	1,119,730
Rochester Institute of Technology, 5.00%, 07/01/34	750	830,925
Rochester Institute of Technology, 5.00%, 07/01/42	1,460	1,609,037
Skidmore College, Series A, 5.25%, 07/01/29	135	150,706
St. John’s University, Series A, 5.00%, 07/01/37	350	398,937
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	2,095	2,439,313
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	2,095	2,435,773
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	895	989,557
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	3,875	4,567,269
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/35	1,320	1,576,436
Teachers College, 5.50%, 03/01/19(c)	850	889,176
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	465	532,992
Adelphi University Project, 5.00%, 10/01/35	265	305,519
Hofstra University Project, 5.00%, 07/01/47	2,065	2,415,183

		96,974,655
Health — 6.1%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 07/01/30	600	682,428
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	1,000	1,071,550
City of New York New York Industrial Development Agency, Refunding RB, Special Needs FAS Pool, Series A-1, 4.38%, 07/01/20	405	402,311
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	571,040
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc.:
Series A, 5.00%, 07/01/34	750	851,648
Series B, 4.00%, 07/01/41	6,965	7,371,268
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	332,505
County of Erie New York Industrial Development Agency, RB, Episcopal Church Home, Series A, 6.00%, 02/01/28	185	185,496
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	430	430,533
5.00%, 12/01/32	580	580,522
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/46	4,800	5,457,936
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,050	1,178,089

Security	Par (000)	Value
Health (continued)
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project (continued):
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facility Pooled Program (ACA), 4.90%, 07/01/21	$270	$269,571
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 07/01/21	715	713,634
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	305	342,860
County of Sullivan New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 07/01/21	285	284,456
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, Series A:
4.25%, 07/01/44	1,595	1,610,998
5.00%, 07/01/44	1,250	1,331,900
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,645	3,967,182
Series B, 6.00%, 11/01/20(c)	325	363,321
Series B, 6.00%, 11/01/30	50	55,281
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 5.00%, 01/01/28	930	1,026,571
Kendal On Hudson Project, 5.00%, 01/01/34	875	948,430
Westchester Medical Center Obligation, 5.00%, 11/01/46	1,610	1,762,451
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 03/15/19(c)	250	260,423
Mental Health Services (AGM), 5.00%, 08/15/18(c)	5	5,108
Mental Health Services (AGM), 5.00%, 02/15/22	80	81,776
Mental Health Services, 2nd Series (AGM), 5.00%, 08/15/18(c)	5	5,108
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 07/01/19(c)	700	745,304
New York University Hospitals Center, Series A, 5.75%, 07/01/20(c)	1,055	1,158,643
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 05/01/19(c)	1,675	1,762,267
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 05/01/19(c)	1,725	1,820,513
Orange Regional Medical Center, 5.00%, 12/01/40(a)	1,300	1,426,282
Orange Regional Medical Center, 5.00%, 12/01/45(a)	1,700	1,859,341
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, 4.00%, 07/01/33	3,895	4,258,520
Memorial Sloan-Kettering Cancer Center, 4.00%, 07/01/37	345	373,321
Memorial Sloan-Kettering Cancer Center, 5.00%, 07/01/42	825	982,987
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	290	302,047
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	1,635	1,765,931
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	2,500	2,757,225
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,570	1,790,930
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	1,000	1,048,180

		54,195,887

46	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Housing — 2.6%
City of New York New York Housing Development Corp., RB:
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	$2,020	$2,264,945
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	400	441,740
M/F Housing, Sustainable Neighborhood, Series G, 2.00%, 11/01/57(d)	8,000	7,984,720
Sustainable Neighborhood Bonds, 4.15%, 11/01/46	2,805	2,926,821
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	770	812,981
City of Yonkers New York Industrial Development Agency, RB, Series A, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 04/01/37	585	586,539
Sacred Heart Association Project, 5.00%, 10/01/37	1,640	1,642,870
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA), 6.25%, 02/01/31	1,000	1,000,890
County Westchester Local Development Corp., Refunding RB, Waterburg Senior Housing, Series A, 5.00%, 06/01/30(a)	965	980,488
State of New York HFA, RB, M/F Housing, Series A, AMT:
Division Street (SONYMA), 5.10%, 02/15/38	875	875,980
Highland Avenue Senior Apartments (SONYMA), 5.00%, 02/15/39	1,975	1,981,913
Kensico Terrace Apartments (SONYMA), 4.90%, 02/15/38	645	645,626
Watergate II, 4.75%, 02/15/34	580	580,539

		22,726,052
State — 12.1%
City of New York New York Transitional Finance Authority, BARB, Series S-1, Sub-Series E-1, Fiscal 2014, Fiscal 2015, Fiscal 2018, Sub-Series F-1:
Fiscal 2009, 5.63%, 07/15/38	200	204,484
Fiscal 2011, Sub-Series S-1B, Build America Bonds, 6.83%, 07/15/40	1,500	2,078,025
City of New York New York Transitional Finance Authority, Refunding RB:
5.00%, 07/15/35	3,275	3,922,631
Series S-2, 5.00%, 07/15/35	1,250	1,497,188
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Series A, Sub-Series E-1, 5.00%, 02/01/36	3,500	4,169,025
Sub-Series B-1, 5.00%, 11/01/36	680	787,093
5.00%, 05/01/38	3,450	4,109,743
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	5,000	5,950,050
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,144,680
5.00%, 05/01/39	615	732,047
5.00%, 02/01/41	3,000	3,517,680
Fiscal 2012, 5.00%, 02/01/42	650	720,337
Sub-Series B-1, 5.00%, 08/01/42	2,800	3,220,280
New York State Dormitory Authority, RB, Series A:
Income Tax, 5.00%, 02/15/36	9,000	10,695,780
5.00%, 02/15/38	5,000	5,920,900
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	1,625	1,929,346
State of New York, GO, Series A, 5.00%, 02/15/39	750	776,655
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 02/15/42	4,390	5,183,668
Personal Income Tax, Series G, 5.00%, 08/15/32	1,975	2,185,792
Sales Tax, Series A, 5.00%, 03/15/37	4,745	5,662,730

Security	Par (000)	Value
State (continued)
State of New York Dormitory Authority, RB (continued):
Sales Tax, Series A, 5.00%, 03/15/42	$8,335	$9,902,063
Sales Tax, Series A, 5.00%, 03/15/43	7,315	8,683,783
Series B, 5.00%, 03/15/37	1,500	1,768,020
State of New York State Dormitory Authority, RB, Series C, 5.00%, 10/01/42	1,695	1,946,233
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 04/01/19(c)	1,000	1,042,970
State of New York Urban Development Corp., RB, State Personal Income Tax:
General Purpose, Series A, 5.00%, 03/15/38	5,000	5,953,550
Series C, 5.00%, 03/15/31	5,000	5,715,900
Series C, 5.00%, 03/15/32	4,000	4,553,680
State of New York Urban Development Corp., Refunding RB:
Clarkson Center Advance Materials, 5.50%, 01/01/20	730	758,521
Series A, 5.00%, 03/15/34	1,000	1,199,750
University Facilities Grants, 5.50%, 01/01/19	945	962,804

		106,895,408
Tobacco — 3.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	3,600	3,725,604
5.00%, 06/01/42	3,775	3,671,112
5.00%, 06/01/45	895	860,122
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	3,655	3,436,760
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	4,000	4,139,160
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	750	757,815
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 06/01/46	1,085	1,085,000
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,750	1,977,675
5.25%, 05/15/40	1,080	1,213,844
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,595	4,454,807
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	6,110	5,979,185
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	2,175	2,236,226

		33,537,310
Transportation — 22.8%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 01/01/47	1,275	1,486,739
Metropolitan Transportation Authority, RB:
Build America Bonds, 6.67%, 11/15/39	1,400	1,981,602
Green Bonds, Series A, 5.00%, 11/15/35	3,040	3,654,202
Green Bonds, Series A, 5.00%, 11/15/42	5,000	5,955,100
Series A, 5.63%, 11/15/18(c)	90	93,183
Series A-1, 5.25%, 11/15/23(c)	540	640,294
Series B, 5.25%, 11/15/39	5,795	6,764,561
Series B, 5.25%, 11/15/44	2,125	2,473,713
Series C, 6.50%, 11/15/28	335	349,867
Series E, 5.00%, 11/15/38	2,350	2,681,068
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Sub-Series B-1, 5.00%, 11/15/36	10,000	11,959,300

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Metropolitan Transportation Authority, Refunding RB (continued):
Green Bonds, Series A-1, 5.25%, 11/15/56	$1,560	$1,829,287
Green Bonds, Series A-1, 5.25%, 11/15/57	5,410	6,450,992
Green Bonds, Series C-1, 4.00%, 11/15/38	5,000	5,400,800
Green Bonds, Series C-2, 0.00%, 11/15/39(b)	9,515	4,581,853
Series B, 5.00%, 11/15/34	1,750	2,071,493
Series B, 5.00%, 11/15/37	2,240	2,636,032
Series D, 4.00%, 11/15/42	7,500	8,046,150
Series F, 5.00%, 11/15/30	1,000	1,136,940
Series F, 5.00%, 11/15/35	1,500	1,761,570
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	9,985	11,257,688
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project:
Series A, AMT, 4.00%, 07/01/31	4,850	5,096,235
Series A, AMT, 5.00%, 07/01/34	250	277,283
Series A, AMT, 5.00%, 07/01/46	7,805	8,570,046
Series A, AMT, 5.25%, 01/01/50	9,975	11,066,764
Series B, 3.02%, 07/01/24	4,150	3,997,820
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	2,000	2,436,340
Consolidated, 160th Series, 5.65%, 11/01/40	1,800	2,360,934
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,092,320
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	2,000	2,223,900
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
178th Series, 5.00%, 12/01/43	285	320,420
186th Series, 5.00%, 10/15/44	6,000	6,700,080
195th Series, 5.00%, 04/01/36	1,430	1,672,457
202th Series, 5.00%, 04/15/37	5,000	5,875,700
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/32	1,000	1,134,800
195th Series, 5.00%, 10/01/35	2,800	3,279,472
Consolidated, 197th Series, 5.00%, 11/15/36	3,000	3,514,950
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	5,140	5,976,946
5.25%, 01/01/56	4,850	5,714,852
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 01/01/42	280	308,806
Series J, 5.00%, 01/01/41	5,750	6,356,682
Series K, 5.00%, 01/01/29	5,000	5,942,250
Series K, 5.00%, 01/01/31	2,500	2,935,575
Series K, 5.00%, 01/01/32	3,500	4,104,870
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,290	1,527,063
5.00%, 11/15/45	2,000	2,355,000
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32(b)	2,480	1,581,298
General, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	3,470	4,170,454
General, Series A, 5.00%, 11/15/41	3,750	4,413,450
General, Series A, 5.00%, 11/15/50	1,000	1,159,930
General, Series B, 5.00%, 11/15/37	5,000	6,000,950
General, Series B, 5.00%, 11/15/38	4,500	5,392,575

		200,772,656

Security	Par (000)	Value
Utilities — 10.0%
City of New York New York Municipal Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2013, Series BB, 5.00%, 06/15/47	$2,000	$2,257,260
Fiscal 2017, Series AA, 4.00%, 06/15/46	5,000	5,414,350
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	2,455	2,973,643
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,166,740
Fiscal 2017, Series EE, 5.00%, 06/15/37	2,735	3,276,721
Fiscal 2017, Series EE, 5.25%, 06/15/37	1,075	1,320,401
City of New York New York Water & Sewer System, RB:
2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 06/15/47	2,320	2,743,725
Sub-Series BB-1, 5.00%, 06/15/46	5,250	6,241,515
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	800	841,936
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31	2,500	2,754,075
Long Island Power Authority, RB, General:
5.00%, 09/01/37	1,000	1,182,270
Electric Systems, 5.00%, 09/01/36	2,000	2,370,120
Electric Systems, 5.00%, 09/01/42	1,365	1,612,529
Electric Systems, Series A (AGM), 5.00%, 05/01/21(c)	500	553,155
Electric Systems, Series C (CIFG), 5.25%, 09/01/29	3,000	3,756,570
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 04/01/19(c)	875	917,971
Series A, 5.75%, 04/01/19(c)	300	315,654
Series A, 6.00%, 05/01/19(c)	2,450	2,593,668
Series A, 5.00%, 09/01/34	4,280	4,887,503
Series B, 5.00%, 09/01/41	1,500	1,754,700
Series B, 5.00%, 09/01/46	7,000	8,159,270
New York State Energy Research & Development Authority, Refunding RB, The Brooklyn Union Gas Co. Project, Series A-1 (NPFGC), 2.45%, 12/01/20	3,250	3,209,863
State of New York Environmental Facilities Corp., RB:
Green Bond, Series C, 5.00%, 08/15/41	1,135	1,368,640
Green Bond, Series C, 5.00%, 08/15/42	2,200	2,652,870
Green Bonds, Series B, 5.00%, 03/15/45	2,535	2,919,458
New York City Municipal Water Finance Authority Projects, Series E, 5.00%, 06/15/38	2,500	3,013,775
Series D, 3.26%, 01/15/30	1,500	1,507,515
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	1,000	1,100,570
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB:
5.00%, 04/01/28	100	120,418
5.00%, 04/01/29	375	449,074
4.00%, 04/01/32	100	109,548
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/41	8,000	9,728,480
Series E, 5.00%, 12/15/41	4,225	4,904,338

		88,178,325

Puerto Rico — 0.7%
State — 0.1%
Commonwealth of Puerto Rico, GO, Refunding, Series A(e)(f):
Public Improvement, 5.50%, 07/01/39	800	180,000
8.00%, 07/01/35	2,030	482,125
Commonwealth of Puerto Rico, GO, , 6.00%, 07/01/38(e)(f)	885	199,125

		861,250

48	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tobacco — 0.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	$1,215	$1,145,065
5.63%, 05/15/43	2,530	2,400,666

		3,545,731
Utilties — 0.2%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 07/01/44	1,785	1,135,706
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,190	757,138

		1,892,844

Total Municipal Bonds in Puerto Rico		6,299,825

Total Municipal Bonds — 86.8% (Cost — $735,906,290)		765,021,762

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New York — 13.8%
County/City/Special District/School District — 3.0%
City of New York New York, GO, Refunding, Series E, 5.00%, 08/01/29	10,000	12,090,800
City of New York New York, GO:
Sub-Series G-1, 5.00%, 04/01/29	750	838,837
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,724,130
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	2,000	2,348,770
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 2.45%, 02/15/47(h)	2,250	2,473,902
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,271,101

		26,747,540
Education — 0.2%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.25%, 07/01/29	1,350	1,422,778

State — 5.5%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	2,100	2,175,400
City of New York New York Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series D-1, 5.00%, 11/01/38	1,650	1,822,837
Sub-Series E-1, 5.00%, 02/01/30	8,000	9,642,480
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,440	1,615,421
State of New York Dormitory Authority, RB:
General Purpose, Series C, 5.00%, 03/15/41	1,000	1,090,520
Series A, 5.00%, 03/15/44	3,299	3,796,193
State Personal Income Tax, Series A, 5.00%, 02/15/34	10,000	11,923,359
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A:
4.00%, 03/15/37	8,740	9,461,531
5.00%, 03/15/45	6,003	6,942,390

		48,470,131
Transportation — 3.3%
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Sub-Series B-1, 5.00%, 11/15/51	10,000	11,734,131
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,660,575

Security	Shares/Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	$1,950	$2,280,857
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,560	1,730,258
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/41	10,000	11,766,100

		29,171,921
Utilities — 1.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	2,790	3,067,577
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,751	4,145,014
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 06/15/46	1,503	1,619,817
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Series A, 5.00%, 12/15/34	5,000	6,014,850
Series B, 4.00%, 12/15/35	1,300	1,429,883

		16,277,141

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.8% (Cost — $119,023,460)		122,089,511

Total Long-Term Investments — 101.3% (Cost — $860,929,670)		893,290,840

Short-Term Securities — 3.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.30%(i)(j)	30,625,634	30,625,634

Total Short-Term Securities — 3.5% (Cost — $30,627,365)		30,625,634

Total Investments — 104.8% (Cost — $891,557,035)		923,916,474
Other Assets Less Liabilities — 2.1%		18,344,957
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.9)%		(60,932,114)

Net Assets — 100.0%		$881,329,317

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Zero-coupon bond.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $1,191,479. See Note 4 of the Notes to Financial Statements for details.
(i)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock New York Municipal Opportunities Fund

(j)	During the period ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 06/30/17	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	27,004,384	3,621,250	30,625,634	$30,625,634	$135,467	$862	$(4,838)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	1,009	03/20/18	$125,163	$425,060
Long U.S. Treasury Bond	1,406	03/20/18	215,118	162,677
5-Year U.S. Treasury Note	292	03/29/18	33,920	92,569

				$680,306

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$680,306	$—	$680,306

(a)	Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$891,055	$—	$891,055

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,949,348	$—	$1,949,348

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,049,078	(a)
Average notional value of contracts — short	$377,274,883

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

50	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2017	BlackRock New York Municipal Opportunities Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments(a)	$—	$893,290,840	$—	$893,290,840
Short-Term Securities	30,625,634	—	—	30,625,634

	$30,625,634	$893,290,840	$—	$923,916,474

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$680,306	$—	$—	$680,306

(a)	See above Schedule of Investments for values in each sector or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end TOB Trust Certificates of $60,785,300 are categorized as Level 2 within the disclosure hierarchy.

During the period ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Statements of Assets and Liabilities  (unaudited)

December 31, 2017

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$880,693,760	$8,362,335,029	$436,495,047	$893,290,840
Investments at value — affiliated(b)	21,590,863	128,848,517	169,529	30,625,634
Cash	47,699	574,679	—	469,992
Cash pledged for futures contracts	692,500	5,982,000	—	5,089,350
Receivables:
Interest — unaffiliated	9,787,602	100,938,767	3,935,102	10,462,866
Capital shares sold	1,808,640	22,204,889	474,454	6,408,559
Investments sold	180,000	6,916,064	—	1,235,000
Dividends — affiliated	20,843	—	546	33,302
Dividends — unaffiliated	—	245,586	—	—
Prepaid expenses	62,001	390,334	53,609	50,076
Other assets	3,512	72,992	2,891	10,822

Total assets	914,887,420	8,628,508,857	441,131,178	947,676,441

LIABILITIES
Payables:
Capital shares redeemed	1,617,981	22,417,581	672,120	1,155,627
Investments purchased	1,498,587	292,302	2,500,000	2,421,896
Income dividends	1,127,610	4,741,189	209,031	575,742
Investment advisory fees	327,192	2,550,469	78,733	313,156
Interest expense and fees	142,120	—	—	146,814
Service and distribution fees	100,034	835,810	31,711	153,045
Variation margin on futures contracts	82,969	841,810	—	627,771
Officer’s and Directors’ fees	6,703	23,936	6,022	6,276
Other affiliates	3,140	20,549	1,728	1,645
Other accrued expenses	297,160	1,637,737	226,468	159,852

Total accrued liabilities	5,203,496	33,361,383	3,725,813	5,561,824

OTHER LIABILITIES
TOB Trust Certificates	60,042,812	—	—	60,785,300

Total liabilities	65,246,308	33,361,383	3,725,813	66,347,124

NET ASSETS	$849,641,112	$8,595,147,474	$437,405,365	$881,329,317

NET ASSETS CONSIST OF
Paid-in capital	$821,296,812	$8,319,164,970	$439,759,067	$852,516,166
Undistributed net investment income	639,233	2,773,060	510,903	518,463
Accumulated net realized loss	(15,048,987)	(42,290,983)	(1,065,377)	(4,745,057)
Net unrealized appreciation (depreciation)	42,754,054	315,500,427	(1,799,228)	33,039,745

NET ASSETS	$849,641,112	$8,595,147,474	$437,405,365	$881,329,317

(a) Investments at cost — unaffiliated	$838,051,540	$8,047,489,320	$438,294,275	$860,929,670
(b) Investments at cost — affiliated	$21,591,549	$128,850,089	$169,529	$30,627,365

See notes to financial statements.

52	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

December 31, 2017

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Institutional:
Net assets	$563,584,664	$3,690,082,155	$331,882,770	$356,853,800

Shares outstanding, $0.10 par value	58,367,739	337,226,172	32,963,449	31,362,610

Net asset value	$9.66	$10.94	$10.07	$11.38

Shares authorized	100 million	800 Million	150 million	Unlimited

Service:
Net assets	$—	$3,150,987	$—	$—

Shares outstanding, $0.10 par value	—	288,179	—	—

Net asset value	$—	$10.93	$—	$—

Shares Authorized	—	375 Million	—	—

Investor A:
Net assets	$222,533,442	$2,468,586,090	$63,730,883	$318,020,740

Shares outstanding, $0.10 par value	23,101,189	225,445,072	6,325,979	27,934,168

Net asset value	$9.63	$10.95	$10.07	$11.38

Shares authorized	100 million	800 Million	150 Million	Unlimited

Investor A1:
Net assets	$—	$—	$18,491,678	$111,900,519

Shares outstanding, $0.10 par value	—	—	1,835,241	9,829,334

Net asset value	$—	$—	$10.08	$11.38

Shares authorized	—	—	150 Million	Unlimited

Investor C:
Net assets	$63,523,006	$363,541,195	$20,063,886	$93,745,974

Shares outstanding, $0.10 par value	6,575,759	33,197,331	2,045,743	8,237,659

Net asset value	$9.66	$10.95	$9.81	$11.38

Shares authorized	100 million	375 Million	150 Million	Unlimited

Investor C1:
Net assets	$—	$11,288,021	$—	$808,284

Shares outstanding, $0.10 par value	—	1,031,251	—	71,015

Net asset value	$—	$10.95	$—	$11.38

Shares authorized	—	375 Million	—	Unlimited

Class K
Net assets	$—	$2,058,499,026	$3,236,148	$—

Shares outstanding, $0.10 par value	—	188,047,516	321,466	—

Net asset value	$—	$10.95	$10.07	$—

Shares authorized	—	375 million	150 million	—

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations  (unaudited)

Six Months Ended December 31, 2017

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

INVESTMENT INCOME
Interest	$19,156,686	$138,514,984	$2,962,208	$14,229,909
Dividends — affiliated	128,499	1,483,418	3,304	135,467

Total investment income	19,285,185	139,998,402	2,965,512	14,365,376

EXPENSES
Investment advisory	1,894,435	15,772,759	669,889	1,860,699
Service and distribution — class specific	583,903	4,964,550	196,227	862,872
Transfer agent — class specific	157,798	3,105,129	226,480	221,768
Accounting services	90,558	544,954	53,812	89,526
Registration	55,342	437,644	91,202	39,016
Professional	49,668	119,364	41,076	57,434
Custodian	18,588	117,894	13,660	16,896
Directors and Officer	13,634	62,976	11,354	13,228
Printing	7,788	48,814	10,242	18,324
Miscellaneous	25,012	71,597	17,852	26,156

Total expenses excluding interest expense and fees	2,896,726	25,245,681	1,331,794	3,205,919
Interest expense and fees(a)	480,345	—	—	474,877

Total expenses	3,377,071	25,245,681	1,331,794	3,680,796
Less:
Fees waived by the Manager	(16,526)	(1,227,899)	(200,692)	(139,752)
Transfer agent fees reimbursed — class specific	(19,690)	(1,554,156)	(114,602)	(221,551)

Total expenses after fees waived	3,340,855	22,463,626	1,016,500	3,319,493

Net investment income	15,944,330	117,534,776	1,949,012	11,045,883

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	929,321	12,812,677	(162,357)	730,098
Investments — affiliated	(3,918)	(47,538)	110	(9,960)
Futures contracts	(23,217)	4,045,681	—	891,055
Capital gain distributions from investment companies — affiliated	3,512	72,993	2,268	10,822

	905,698	16,883,813	(159,979)	1,622,015

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,298,856	31,305,415	(2,166,676)	8,412,136
Investments — affiliated	(2,954)	(45,847)	—	(4,838)
Futures contracts	354,302	793,020	—	1,949,348

	8,650,204	32,052,588	(2,166,676)	10,356,646

Net realized and unrealized gain (loss)	9,555,902	48,936,401	(2,326,655)	11,978,661

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,500,232	$166,471,177	$(377,643)	$23,024,544

(a)	Related to TOB Trusts.

See notes to financial statements.

54	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock High Yield Municipal Fund		BlackRock National Municipal Fund
	Six Months Ended 12/31/17 (unaudited)	Year Ended 06/30/17	Six Months Ended 12/31/17 (unaudited)	Year Ended 06/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,944,330	$32,815,906	$117,534,776	$205,363,448
Net realized gain (loss)	905,698	(740,852)	16,883,813	(4,431,754)
Net change in unrealized appreciation (depreciation)	8,650,204	(40,134,451)	32,052,588	(211,125,691)

Net increase (decrease) in net assets resulting from operations	25,500,232	(8,059,397)	166,471,177	(10,193,997)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(10,968,717)	(21,576,847)	(51,029,524)	(99,278,624)
Service	—	—	(44,112)	(82,290)
Investor A	(4,126,647)	(8,823,863)	(33,176,974)	(71,481,738)
Investor B	—	—	(7,152)	(24,892)
Investor C	(996,261)	(2,195,096)	(3,727,931)	(9,633,517)
Investor C1	—	—	(129,503)	(1,267,351)
Class K	—	—	(29,389,228)	(23,451,485)

Decrease in net assets resulting from distributions to shareholders	(16,091,625)	(32,595,806)	(117,504,424)	(205,219,897)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	59,459,532	(32,575,193)	731,783,560	1,168,454,766

NET ASSETS
Total increase (decrease) in net assets	68,868,139	(73,230,396)	780,750,313	953,040,872
Beginning of period	780,772,973	854,003,369	7,814,397,161	6,861,356,289

End of period	$849,641,112	$780,772,973	$8,595,147,474	$7,814,397,161

Undistributed net investment income, end of period	$639,233	$786,528	$2,773,060	$2,742,708

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets  (continued)

	BlackRock Short-Term Municipal Fund		BlackRock New York Municipal Opportunities Fund
	Six Months Ended 12/31/17 (unaudited)	Year Ended 06/30/17	Six Months Ended 12/31/17 (unaudited)	Year Ended 06/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,949,012	$3,198,267	$11,045,883	$19,570,548
Net realized gain (loss)	(159,979)	(839,466)	1,622,015	4,106,987
Net change in unrealized appreciation (depreciation)	(2,166,676)	(2,584,686)	10,356,646	(25,828,124)

Net increase (decrease) in net assets resulting from operations	(377,643)	(225,885)	23,024,544	(2,150,589)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,621,431)	(2,734,887)	(4,506,102)	(6,897,068)
Investor A	(214,861)	(323,093)	(3,983,461)	(7,067,022)
Investor A1	(79,447)	(117,071)	(1,661,303)	(3,573,248)
Investor C	(1,249)	—	(889,163)	(1,809,064)
Investor C1	—	—	(9,790)	(139,370)
Class K	(16,019)	(21,941)	—	—
From net realized gain:
Institutional	—	(200,434)	—	—
Investor A	—	(39,387)	—	—
Investor A1	—	(8,306)	—	—
Investor C	—	(11,552)	—	—
Class K	—	(1,268)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,933,007)	(3,457,939)	(11,049,819)	(19,485,772)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(30,724,720)	(118,652,283)	141,266,822	140,475,077

NET ASSETS
Total increase (decrease) in net assets	(33,035,370)	(122,336,107)	153,241,547	118,838,716
Beginning of period	470,440,735	592,776,842	728,087,770	609,249,054

End of period	$437,405,365	$470,440,735	$881,329,317	$728,087,770

Undistributed net investment income, end of period	$510,903	$494,898	$518,463	$522,399

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund
	Institutional
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$9.54		$9.99		$9.28		$9.12	$8.86		$9.26

Net investment income(a)	0.19		0.41		0.40		0.41	0.44		0.44
Net realized and unrealized gain (loss)	0.13		(0.46)		0.72		0.16	0.26		(0.40)

Net increase (decrease) from investment operations	0.32		(0.05)		1.12		0.57	0.70		0.04

Distributions from net investment income(b)	(0.20)		(0.40)		(0.41)		(0.41)	(0.44)		(0.44)

Net asset value, end of period	$9.66		$9.54		$9.99		$9.28	$9.12		$8.86

Total Return(c)
Based on net asset value	3.39	%(d)	(0.38)%		12.32%		6.27%	8.31%		0.17%

Ratios to Average Net Assets
Total expenses	0.69	%(e)(f)	0.71	%(f)	0.71	%(f)	0.70%	0.76	%(f)	0.76%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.68	%(e)(f)	0.66	%(f)	0.71	%(f)	0.70%	0.76	%(f)	0.76%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	0.56	%(e)(f)	0.57	%(f)	0.65	%(f)	0.66%	0.69	%(f)	0.66%

Net investment income	3.97	%(e)(f)	4.24	%(f)	4.23	%(f)	4.37%	5.02	%(f)	4.63%

Supplemental Data
Net assets, end of period (000)	$563,585		$516,247		$554,336		$327,422	$242,949		$198,416

Borrowings outstanding, end of period (000)	$60,043		$60,043		$46,657		$26,216	$28,976		$46,417

Portfolio turnover rate	11%		36%		19%		41%	40%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)
	Investor A
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$9.52		$9.97		$9.26		$9.10	$8.84		$9.24

Net investment income(a)	0.18		0.38		0.38		0.38	0.41		0.42
Net realized and unrealized gain (loss)	0.11		(0.45)		0.71		0.16	0.26		(0.41)

Net increase (decrease) from investment operations	0.29		(0.07)		1.09		0.54	0.67		0.01

Distributions from net investment income(b)	(0.18)		(0.38)		(0.38)		(0.38)	(0.41)		(0.41)

Net asset value, end of period	$9.63		$9.52		$9.97		$9.26	$9.10		$8.84

Total Return(c)
Based on net asset value	3.15	%(d)	(0.63)%		12.05%		6.00%	8.05%		(0.09)%

Ratios to Average Net Assets
Total expenses	0.95	%(e)(f)	0.94	%(f)	0.96	%(f)	0.97%	1.01	%(f)	1.01%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.94	%(e)(f)	0.91	%(f)	0.96	%(f)	0.97%	1.01	%(f)	1.01%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	0.82	%(e)(f)	0.82	%(f)	0.90	%(f)	0.93%	0.94	%(f)	0.91%

Net investment income	3.71	%(e)(f)	4.00	%(f)	3.99	%(f)	4.11%	4.80	%(f)	4.38%

Supplemental Data
Net assets, end of period (000)	$222,533		$201,212		$228,140		$156,348	$161,218		$104,693

Borrowings outstanding, end of period (000)	$60,043		$60,043		$46,657		$26,216	$28,976		$46,417

Portfolio turnover rate	11%		36%		19%		41%	40%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

58	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)
	Investor C
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$9.55		$9.99		$9.28		$9.12	$8.87		$9.27

Net investment income(a)	0.14		0.31		0.31		0.31	0.35		0.34
Net realized and unrealized gain (loss)	0.12		(0.44)		0.71		0.16	0.25		(0.40)

Net increase (decrease) from investment operations	0.26		(0.13)		1.02		0.47	0.60		(0.06)

Distributions from net investment income(b)	(0.15)		(0.31)		(0.31)		(0.31)	(0.35)		(0.34)

Net asset value, end of period	$9.66		$9.55		$9.99		$9.28	$9.12		$8.87

Total Return(c)
Based on net asset value	2.76	%(d)	(1.26)%		11.20%		5.20%	7.11%		(0.84)%

Ratios to Average Net Assets
Total expenses	1.71	%(e)(f)	1.70	%(f)	1.72	%(f)	1.72%	1.78	%(f)	1.78%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.69	%(e)(f)	1.66	%(f)	1.72	%(f)	1.72%	1.78	%(f)	1.78%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	1.57	%(e)(f)	1.57	%(f)	1.66	%(f)	1.68%	1.70	%(f)	1.68%

Net investment income	2.96	%(e)(f)	3.25	%(f)	3.23	%(f)	3.36%	4.08	%(f)	3.62%

Supplemental Data
Net assets, end of period (000)	$63,523		$63,314		$71,527		$54,239	$51,858		$50,647

Borrowings outstanding, end of period (000)	$60,043		$60,043		$46,657		$26,216	$28,976		$46,417

Portfolio turnover rate	11%		36%		19%		41%	40%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund
	Institutional
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.88		$11.22		$10.86	$10.88	$10.56	$10.91

Net investment income(a)	0.16		0.34		0.34	0.38	0.42	0.40
Net realized and unrealized gain (loss)	0.06		(0.34)		0.36	(0.02)	0.32	(0.35)

Net increase (decrease) from investment operations	0.22		0.00		0.70	0.36	0.74	0.05

Distributions from net investment income(b)	(0.16)		(0.34)		(0.34)	(0.38)	(0.42)	(0.40)

Net asset value, end of period	$10.94		$10.88		$11.22	$10.86	$10.88	$10.56

Total Return(c)
Based on net asset value	2.08	%(d)	0.09%		6.68%	3.33%	7.19%	0.37%

Ratios to Average Net Assets
Total expenses	0.52	%(e)(f)	0.57	%(f)	0.60%	0.64%	0.68%	0.68%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.44	%(e)(f)	0.49	%(f)	0.58%	0.59%	0.63%	0.62%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs(g)	0.44	%(e)(f)	0.48	%(f)	0.57%	0.55%	0.57%	0.56%

Net investment income	2.98	%(e)(f)	3.15	%(f)	3.10%	3.47%	3.98%	3.59%

Supplemental Data
Net assets, end of period (000)	$3,690,082		$3,225,595		$3,326,972	$2,088,580	$1,796,660	$2,029,739

Borrowings outstanding, end of period	—		—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	24%		83%		83%	28%	35%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

60	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Service
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.87		$11.21		$10.85	$10.86	$10.55	$10.90

Net investment income(a)	0.16		0.33		0.34	0.38	0.43	0.38
Net realized and unrealized gain (loss)	0.05		(0.35)		0.34	(0.03)	0.27	(0.37)

Net increase (decrease) from investment operations	0.21		(0.02)		0.68	0.35	0.70	0.01

Distributions from net investment income(b)	(0.15)		(0.32)		(0.32)	(0.36)	(0.39)	(0.36)

Net asset value, end of period	$10.93		$10.87		$11.21	$10.85	$10.86	$10.55

Total Return(c)
Based on net asset value	1.96	%(d)	(0.14)%		6.47%	3.23%	6.85%	(0.05)%

Ratios to Average Net Assets
Total expenses	0.70	%(e)(f)	0.76	%(f)	0.80%	0.82%	0.90%	1.09%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.67	%(e)(f)	0.71	%(f)	0.78%	0.77%	0.85%	1.04%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs(g)	0.67	%(e)(f)	0.71	%(f)	0.77%	0.74%	0.79%	0.97%

Net investment income	2.93	%(e)(f)	3.04	%(f)	3.06%	3.52%	4.04%	3.42%

Supplemental Data
Net assets, end of period (000)	$3,151		$3,150		$2,505	$1,739	$1,089	$1,171

Borrowings outstanding, end of period	—		—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	24%		83%		83%	28%	35%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Investor A
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.88		$11.23		$10.87	$10.88	$10.57	$10.92

Net investment income(a)	0.15		0.32		0.33	0.36	0.40	0.38
Net realized and unrealized gain (loss)	0.07		(0.35)		0.36	(0.01)	0.31	(0.34)

Net increase (decrease) from investment operations	0.22		(0.03)		0.69	0.35	0.71	0.04

Distributions from net investment income(b)	(0.15)		(0.32)		(0.33)	(0.36)	(0.40)	(0.39)

Net asset value, end of period	$10.95		$10.88		$11.23	$10.87	$10.88	$10.57

Total Return(c)
Based on net asset value	2.04	%(d)	(0.22)%		6.42%	3.26%	6.93%	0.21%

Ratios to Average Net Assets
Total expenses	0.77	%(e)(f)	0.81	%(f)	0.85%	0.90%	0.90%	0.92%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.69	%(e)(f)	0.70	%(f)	0.74%	0.75%	0.78%	0.78%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs(g)	0.69	%(e)(f)	0.70	%(f)	0.72%	0.72%	0.72%	0.72%

Net investment income	2.73	%(e)(f)	2.93	%(f)	2.97%	3.30%	3.81%	3.42%

Supplemental Data
Net assets, end of period (000)	$2,468,586		$2,342,752		$2,669,101	$2,388,743	$1,990,729	$1,791,782

Borrowings outstanding, end of period	—		—		—	275,550	$286,095	$489,432

Portfolio turnover rate	24%		83%		83%	28%	35%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Investor C
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.88		$11.23		$10.87	$10.88	$10.57	$10.92

Net investment income(a)	0.11		0.24		0.24	0.28	0.32	0.30
Net realized and unrealized gain (loss)	0.07		(0.35)		0.36	(0.01)	0.31	(0.35)

Net increase (decrease) from investment operations	0.18		(0.11)		0.60	0.27	0.63	(0.05)

Distributions from net investment income(b)	(0.11)		(0.24)		(0.24)	(0.28)	(0.32)	(0.30)

Net asset value, end of period	$10.95		$10.88		$11.23	$10.87	$10.88	$10.57

Total Return(c)
Based on net asset value	1.66	%(d)	(0.96)%		5.63%	2.49%	6.13%	(0.53)%

Ratios to Average Net Assets
Total expenses	1.47	%(e)(f)	1.51	%(f)	1.54%	1.59%	1.62%	1.62%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.44	%(e)(f)	1.45	%(f)	1.49%	1.50%	1.53%	1.53%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs(g)	1.44	%(e)(f)	1.44	%(f)	1.47%	1.47%	1.47%	1.47%

Net investment income	1.99	%(e)(f)	2.19	%(f)	2.22%	2.55%	3.08%	2.67%

Supplemental Data
Net assets, end of period (000)	$363,541		$382,703		$467,928	$397,945	$389,612	$480,207

Borrowings outstanding, end of period	—		—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	24%		83%		83%	28%	35%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Investor C1
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.88		$11.22		$10.87	$10.88	$10.56	$10.91

Net investment income(a)	0.12		0.26		0.27	0.30	0.34	0.32
Net realized and unrealized gain (loss)	0.07		(0.34)		0.35	(0.01)	0.32	(0.35)

Net increase (decrease) from investment operations	0.19		(0.08)		0.62	0.29	0.66	(0.03)

Distributions from net investment income(b)	(0.12)		(0.26)		(0.27)	(0.30)	(0.34)	(0.32)

Net asset value, end of period	$10.95		$10.88		$11.22	$10.87	$10.88	$10.56

Total Return(c)
Based on net asset value	1.76	%(d)	(0.68)%		5.83%	2.68%	6.43%	(0.35)%

Ratios to Average Net Assets
Total expenses	1.29	%(e)(f)	1.31	%(f)	1.34%	1.39%	1.42%	1.42%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.24	%(e)(f)	1.25	%(f)	1.30%	1.31%	1.34%	1.34%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs(g)	1.24	%(e)(f)	1.25	%(f)	1.28%	1.28%	1.28%	1.28%

Net investment income	2.24	%(e)(f)	2.40	%(f)	2.42%	2.74%	3.27%	2.88%

Supplemental Data
Net assets, end of period (000)	$11,288		$12,072		$61,362	$64,049	$71,147	$83,766

Borrowings outstanding, end of period	—		—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	24%		83%		83%	28%	35%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Class K
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.88		$11.22		$10.87	$10.88	$10.56	$10.91

Net investment income(a)	0.17		0.35		0.36	0.39	0.43	0.41
Net realized and unrealized gain (loss)	0.07		(0.34)		0.35	(0.01)	0.32	(0.34)

Net increase from investment operations	0.24		0.01		0.71	0.38	0.75	0.07

Distributions from net investment income(b)	(0.17)		(0.35)		(0.36)	(0.39)	(0.43)	(0.42)

Net asset value, end of period	$10.95		$10.88		$11.22	$10.87	$10.88	$10.56

Total Return(c)
Based on net asset value	2.19	% (d)	0.15%		6.70%	3.53%	7.30%	0.47%

Ratios to Average Net Assets
Total expenses	0.44	%(e)(f)	0.48	%(f)	0.53%	0.58%	0.61%	0.61%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.39	%(e)(f)	0.41	%(f)	0.48%	0.49%	0.52%	0.52%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees, and reorganization costs(g)	0.39	%(e)(f)	0.40	%(f)	0.46%	0.46%	0.46%	0.46%

Net investment income	2.87	%(e)(f)	3.24	%(f)	3.24%	3.56%	4.09%	3.69%

Supplemental Data
Net assets, end of period (000)	$2,058,499		$1,847,397		$332,000	$341,071	$366,179	$401,538

Borrowings outstanding, end of period (000)	—		—		—	$275,550	$286,095	$489,432

Portfolio turnover rate	24%		83%		83%	28%	35%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund
	Institutional
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$10.12		$10.18		$10.11		$10.16	$10.12	$10.17

Net investment income(a)	0.05		0.07		0.05		0.04	0.05	0.07
Net realized and unrealized gain (loss)	(0.05)		(0.06)		0.07		(0.05)	0.04	(0.05)

Net increase (decrease) from investment operations	—		0.01		0.12		(0.01)	0.09	0.02

Distributions:(b)
From net investment income	(0.05)		(0.07)		(0.05)		(0.04)	(0.05)	(0.07)
From net realized gain	—		(0.00	)(c)	(0.00	)(c)	—	—	—

Total distributions	(0.05)		(0.07)		(0.05)		(0.04)	(0.05)	(0.07)

Net asset value, end of period	$10.07		$10.12		$10.18		$10.11	$10.16	$10.12

Total Return(d)
Based on net asset value	(0.03	)%(e)	0.10%		1.15%		(0.11)%	0.90%	0.19%

Ratios to Average Net Assets
Total expenses	0.51	%(f)	0.52%		0.52%		0.51%	0.51%	0.51%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.36	%(f)	0.37%		0.40%		0.40%	0.40%	0.40%

Net investment income	0.96	%(f)	0.66%		0.48%		0.42%	0.54%	0.82%

Supplemental Data
Net assets, end of period (000)	$331,883		$357,427		$454,165		$492,702	$619,700	$529,687

Portfolio turnover rate	50%		88%		67%		72%	56%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

66	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Investor A
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$10.13		$10.18		$10.12		$10.16	$10.12	$10.18

Net investment income(a)	0.03		0.04		0.02		0.01	0.03	0.04
Net realized and unrealized gain (loss)	(0.06)		(0.05)		0.06		(0.04)	0.03	(0.06)

Net increase (decrease) from investment operations	(0.03)		(0.01)		0.08		(0.03)	0.06	(0.02)

Distributions:(b)
From net investment income	(0.03)		(0.04)		(0.02)		(0.01)	(0.02)	(0.04)
From net realized gain	—		(0.00	)(c)	(0.00	)(c)	—	—	—

Total distributions	(0.03)		(0.04)		(0.02)		(0.01)	(0.02)	(0.04)

Net asset value, end of period	$10.07		$10.13		$10.18		$10.12	$10.16	$10.12

Total Return(d)
Based on net asset value	(0.25	)%(e)	(0.06)%		0.76%		(0.29)%	0.64%	(0.18)%

Ratios to Average Net Assets
Total expenses	0.70	%(f)	0.72%		0.71%		0.70%	0.67%	0.68%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.61	%(f)	0.63%		0.69%		0.69%	0.67%	0.68%

Net investment income	0.67	%(f)	0.40%		0.19%		0.13%	0.26%	0.54%

Supplemental Data
Net assets, end of period (000)	$63,731		$67,193		$78,879		$100,980	$137,629	$172,314

Portfolio turnover rate	50%		88%		67%		72%	56%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Investor A1
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$10.13		$10.19		$10.12		$10.17	$10.12	$10.18

Net investment income(a)	0.04		0.06		0.04		0.03	0.04	0.06
Net realized and unrealized gain (loss)	(0.05)		(0.06)		0.06		(0.05)	0.05	(0.06)

Net increase (decrease) from investment operations	(0.01)		0.00		0.10		(0.02)	0.09	0.00

Distributions:(b)
From net investment income	(0.04)		(0.06)		(0.03)		(0.03)	(0.04)	(0.06)
From net realized gain	—		(0.00	)(c)	(0.00	)(c)	—	—	—

Total dividends and distributions	(0.04)		(0.06)		(0.03)		(0.03)	(0.04)	(0.06)

Net asset value, end of period	$10.08		$10.13		$10.19		$10.12	$10.17	$10.12

Total Return(d)
Based on net asset value	(0.08	)%(e)	(0.01)%		1.03%		(0.23)%	0.88%	(0.03)%

Ratios to Average Net Assets
Total expenses	0.57	%(f)	0.56%		0.55%		0.55%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.46	%(f)	0.48%		0.52%		0.52%	0.52%	0.52%

Net investment income	0.80	%(f)	0.54%		0.36%		0.30%	0.42%	0.70%

Supplemental Data
Net assets, end of period (000)	$18,492		$19,724		$25,203		$33,292	$37,280	$44,139

Portfolio turnover rate	50%		88%		67%		72%	56%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

68	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Investor C
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$9.86		$9.96		$9.95		$10.07	$10.08	$10.18

Net investment loss(a)	(0.01)		(0.04)		(0.06)		(0.07)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	(0.04)		(0.06)		0.07		(0.05)	0.05	(0.06)

Net increase (decrease) from investment operations	(0.05)		(0.10)		0.01		(0.12)	(0.01)	(0.10)

Distributions from net realized gain(b)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—	—	—

Net asset value, end of period	$9.81		$9.86		$9.96		$9.95	$10.07	$10.08

Total Return(d)
Based on net asset value	(0.50	)%(e)	(0.96)%		0.11%		(1.19)%	(0.10)%	(0.98)%

Ratios to Average Net Assets
Total expenses	1.48	%(f)	1.48%		1.48%		1.47%	1.45%	1.46%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.36	%(f)	1.39%		1.48%		1.47%	1.45%	1.46%

Net investment loss	(0.20	)%(f)	(0.41)%		(0.60)%		(0.70)%	(0.55)%	(0.27)%

Supplemental Data
Net assets, end of period (000)	$20,064		$22,859		$31,251		$31,121	$38,520	$50,033

Portfolio turnover rate	50%		88%		67%		72%	56%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Class K
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$10.12		$10.18		$10.11		$10.15	$10.11	$10.18

Net investment income(a)	0.00	(b)	0.00	(b)	0.05		0.02	0.04	0.07
Net realized and unrealized gain (loss)	0.00	(b)	0.01		0.06		(0.02)	0.05	(0.07)

Net increase (decrease) from investment operations	0.00	(b)	0.01		0.11		0.00	0.09	0.00

Distributions:(c)
From net investment income	(0.05)		(0.07)		(0.04)		(0.04)	(0.05)	(0.07)
From net realized gain	—		(0.00	)(d)	(0.00	)(d)	—	—	—

Total distributions	(0.05)		(0.07)		(0.04)		(0.04)	(0.05)	(0.07)

Net asset value, end of period	$10.07		$10.12		$10.18		$10.11	$10.15	$10.11

Total Return(e)
Based on net asset value	0.00	%(f)	0.13%		1.13%		(0.01)%	0.91%	0.00%

Ratios to Average Net Assets
Total expenses	0.40	%(g)	0.43%		0.42%		0.41%	0.39%	0.39%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.31	%(g)	0.34%		0.42%		0.40%	0.39%	0.39%

Net investment income	0.85	%(g)	0.02%		0.45%		0.21%	0.35%	0.79%

Supplemental Data
Net assets, end of period (000)	$3,236		$3,238		$3,279		$6,732	$8,814	$10,372

Portfolio turnover rate	50%		88%		67%		72%	56%	41%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

70	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund
	Institutional
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.21		$11.58		$10.90	$10.79	$10.46	$11.01

Net investment income(a)	0.17		0.35		0.36	0.41	0.43	0.46
Net realized and unrealized gain (loss)	0.17		(0.37)		0.69	0.11	0.33	(0.55)

Net increase (decrease) from investment operations	0.34		(0.02)		1.05	0.52	0.76	(0.09)

Distributions from net investment income(b)	(0.17)		(0.35)		(0.37)	(0.41)	(0.43)	(0.46)

Net asset value, end of period	$11.38		$11.21		$11.58	$10.90	$10.79	$10.46

Total Return(c)
Based on net asset value	3.07	%(d)	(0.09)%		9.80%	4.86%	7.52%	(1.06)%

Ratios to Average Net Assets
Total expenses	0.73	%(e)(f)	0.75	%(f)	0.76%	0.78%	0.80%	0.77%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.62	%(e)(f)	0.63	%(f)	0.70%	0.69%	0.79%	0.77%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	0.50	%(e)(f)	0.52	%(f)	0.65%	0.65%	0.74%	0.71%

Net investment income	3.01	%(e)(f)	3.17	%(f)	3.26%	3.73%	4.16%	4.07%

Supplemental Data
Net assets, end of period (000)	$356,854		$266,540		$186,378	$79,506	$34,777	$34,029

Borrowings outstanding, end of period	$60,785		$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	15%		34%		20%	22%	18%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor A
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.21		$11.58		$10.91	$10.80	$10.47	$11.02

Net investment income(a)	0.16		0.33		0.33	0.38	0.41	0.43
Net realized and unrealized gain (loss)	0.17		(0.38)		0.68	0.11	0.33	(0.55)

Net increase (decrease) from investment operations	0.33		(0.05)		1.01	0.49	0.74	(0.12)

Distributions from net investment income(b)	(0.16)		(0.32)		(0.34)	(0.38)	(0.41)	(0.43)

Net asset value, end of period	$11.38		$11.21		$11.58	$10.91	$10.80	$10.47

Total Return(c)
Based on net asset value	2.94	%(d)	(0.34)%		9.53%	4.61%	7.26%	(1.30)%

Ratios to Average Net Assets
Total expenses	0.95	%(e)(f)	0.96	%(f)	1.01%	1.04%	1.03%	1.02%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.87	%(e)(f)	0.88	%(f)	0.94%	0.93%	1.03%	1.02%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	0.75	%(e)(f)	0.77	%(f)	0.89%	0.89%	0.98%	0.95%

Net investment income	2.76	%(e)(f)	2.92	%(f)	3.01%	3.50%	3.92%	3.82%

Supplemental Data
Net assets, end of period (000)	$318,021		$260,308		$213,000	$82,376	$46,084	$50,220

Borrowings outstanding, end of period	$60,785		$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	15%		34%		20%	22%	18%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor A1
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.21		$11.58		$10.91	$10.80	$10.46	$11.02

Net investment income(a)	0.17		0.34		0.35	0.40	0.42	0.44
Net realized and unrealized gain (loss)	0.17		(0.37)		0.67	0.11	0.34	(0.56)

Net increase (decrease) from investment operations	0.34		(0.03)		1.02	0.51	0.76	(0.12)

Distributions from net investment income(b)	(0.17)		(0.34)		(0.35)	(0.40)	(0.42)	(0.44)

Net asset value, end of period	$11.38		$11.21		$11.58	$10.91	$10.80	$10.46

Total Return(c)
Based on net asset value	3.02	%(d)	(0.19)%		9.55%	4.71%	7.53%	(1.24)%

Ratios to Average Net Assets
Total expenses	0.80	%(e)(f)	0.81	%(f)	0.86%	0.88%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.72	%(e)(f)	0.73	%(f)	0.83%	0.83%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	0.60	%(e)(f)	0.63	%(f)	0.78%	0.79%	0.83%	0.80%

Net investment income	2.91	%(e)(f)	3.06	%(f)	3.17%	3.61%	4.07%	3.98%

Supplemental Data
Net assets, end of period (000)	$111,901		$114,821		$124,864	$125,718	$132,184	$140,469

Borrowings outstanding, end of period	$60,785		$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	15%		34%		20%	22%	18%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor C
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.21		$11.58		$10.90	$10.80	$10.46	$11.01

Net investment income(a)	0.11		0.24		0.25	0.30	0.33	0.34
Net realized and unrealized gain (loss)	0.17		(0.37)		0.69	0.10	0.34	(0.55)

Net increase (decrease) from investment operations	0.28		(0.13)		0.94	0.40	0.67	(0.21)

Distributions from net investment income(b)	(0.11)		(0.24)		(0.26)	(0.30)	(0.33)	(0.34)

Net asset value, end of period	$11.38		$11.21		$11.58	$10.90	$10.80	$10.46

Total Return(c)
Based on net asset value	2.55	%(d)	(1.08)%		8.72%	3.74%	6.57%	(2.04)%

Ratios to Average Net Assets
Total expenses	1.72	%(e)(f)	1.72	%(f)	1.76%	1.78%	1.78%	1.77%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.62	%(e)(f)	1.63	%(f)	1.69%	1.68%	1.77%	1.77%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	1.50	%(e)(f)	1.52	%(f)	1.64%	1.64%	1.72%	1.70%

Net investment income	2.01	%(e)(f)	2.17	%(f)	2.27%	2.75%	3.17%	3.07%

Supplemental Data
Net assets, end of period (000)	$93,746		$85,612		$77,338	$37,670	$27,595	$27,082

Borrowings outstanding, end of period	$60,785		$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	15%		34%		20%	22%	18%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor C1
	Six Months Ended 12/31/17 (unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.21		$11.58		$10.90	$10.80	$10.46	$11.02

Net investment income(a)	0.14		0.29		0.30	0.34	0.37	0.39
Net realized and unrealized gain (loss)	0.17		(0.37)		0.68	0.10	0.34	(0.56)

Net increase (decrease) from investment operations	0.31		(0.08)		0.98	0.44	0.71	(0.17)

Distributions from net investment income(b)	(0.14)		(0.29)		(0.30)	(0.34)	(0.37)	(0.39)

Net asset value, end of period	$11.38		$11.21		$11.58	$10.90	$10.80	$10.46

Total Return(c)
Based on net asset value	2.76	%(d)	(0.69)%		9.12%	4.11%	7.00%	(1.73)%

Ratios to Average Net Assets
Total expenses	1.37	%(e)(f)	1.30	%(f)	1.35%	1.37%	1.37%	1.36%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.22	%(e)(f)	1.23	%(f)	1.32%	1.32%	1.36%	1.36%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense and fees(g)	1.10	%(e)(f)	1.12	%(f)	1.27%	1.28%	1.31%	1.29%

Net investment income	2.41	%(e)(f)	2.56	%(f)	2.68%	3.12%	3.58%	3.49%

Supplemental Data
Net assets, end of period (000)	$808		$807		$7,670	$7,762	$8,827	$10,038

Borrowings outstanding, end of period	$60,785		$60,785		$49,774	$18,711	$18,711	$23,852

Portfolio turnover rate	15%		34%		20%	22%	18%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland Corporation. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock National Municipal Fund	National Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares(a)	No		No		None
Investor A Shares	Yes		No	(b)	None
Investor A1 Shares	No	(c)	No	(d)	None
Investor C Shares	No		Yes		None
Investor C1 Shares	No		No	(e)	None

(a)	On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares were redesignated as Class K Shares.
(b)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)	Investor A1 Shares are subject to a maximum sales charge on purchases. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases by certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.
(d)	Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.
(e)	A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer sponsored retirement plans or, for National Municipal only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On December 27, 2017, the High Yield Municipal Fund’s Investor B Shares converted into Investor A Shares, with the same relative aggregate NAV as the original shares held immediately prior to conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and reinvested monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

76	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

78	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended December 31, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
High Yield Municipal	$112,277,290	$60,042,812	1.65% - 1.94%	$60,040,192	1.59%
New York Municipal	122,089,511	60,785,300	1.65% - 1.86%	60,785,300	1.55

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at December 31 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at December 31, 2017.

For the six months ended December 31, 2017, the following table is a summary of High Yield Municipal’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loan Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loan
High Yield Municipal	$—	$—	$2,620	0.78%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation and Trust, on behalf of the Funds, entered into an Investment Advisory Agreements with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentage of the average daily value of each Fund’s net assets.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (unaudited) (continued)

High Yield Municipal and New York Municipal:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.470%
$1 Billion — $3 Billion	0.440
$3 Billion — $5 Billion	0.420
$5 Billion — $10 Billion	0.410
Greater than $10 Billion	0.400

National Municipal and Short-Term Municipal:

	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds (a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)	The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

Service and Distribution Fees: The Corporation and Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	N/A	0.25%	N/A	N/A
Investor A	0.25%	0.25	0.25%	0.25%
Investor A1	N/A	N/A	0.10	0.10
Investor B(a)	N/A	0.25	N/A	N/A
Investor C	0.25	0.25	0.25	0.25
Investor C1	N/A	0.25	N/A	0.25

	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor B(a)	N/A	0.50%	N/A	N/A
Investor C	0.75%	0.75	0.75%	0.75%
Investor C1	N/A	0.55	N/A	0.35

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B (a)	Investor C	Investor C1	Total
High Yield Municipal	$—	$265,826	$—	$—	$318,077	$—	$583,903
National Municipal	4,012	3,036,155	—	2,397	1,874,933	47,053	4,964,550
Short-Term Municipal	—	78,706	9,588	—	107,933	—	196,227
New York Municipal	—	360,945	57,073	—	442,486	2,368	862,872

(a)	On December 27, 2017, Investor B Shares converted to Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an

80	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B (a)	Investor C	Investor C1	Class K	Total
High Yield Municipal	$2	$—	$—	$—	$—	$—	$—	$—	$2
National Municipal	467,040	2	227	—	—	5	—	—	467,274
Short-Term Municipal	107,412	—	—	—	—	—	—	—	107,412

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended December 31, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B (a)	Investor C	Investor C1	Class K	Total
High Yield Municipal	$582	$—	$1,245	$—	$—	$496	$—	$—	$2,323
National Municipal	23,202	76	8,760	—	11	1,903	178	8,694	42,824
Short-Term Municipal	1,164	—	484	93	—	156	—	—	1,897
New York Municipal	431	—	942	1,342	—	490	13	—	3,218

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

For the six months ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B (a)	Investor C	Investor C1	Class K	Total
High Yield Municipal	$92,138	$—	$48,103	$—	$—	$17,557	$—	$—	$157,798
National Municipal	1,684,648	536	1,171,913	—	693	85,974	4,285	157,080	3,105,129
Short-Term Municipal	194,140	—	16,858	6,613	—	8,867	—	2	226,480
New York Municipal	112,377	—	56,734	23,794	—	28,345	518	—	221,768

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

Other Fees: For the six months ended December 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$6,377	$27,949	$471	$11,482

For the six months ended December 31, 2017, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal (a)	Short-Term Municipal	New York Municipal
Investor A	$20,231	$46,222	$2,328	$12,138
Investor A1	—	—	—	37
Investor B	—	—	—	—
Investor C	1,899	7,703	750	5,154
Investor C1	—	—	—	—

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

Expense Limitations, Waivers, Reimbursements and Recoupments:

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2017, the amounts waived were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived	$16,526	$191,849	$524	$15,647

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2018 for National Municipal, Short-Term Municipal and through October 31, 2019 for High Yield Municipal and New York Municipal. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors of the Corporation/Trust who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended December 31, 2017, there were no fees waived by the manager.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (unaudited) (continued)

For the six months ended December 31, 2017, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts reimbursed	$4,314	$43,492	$2,780	$4,078

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Institutional	0.54%	0.44%	0.36%	0.50%
Service	N/A	0.69	N/A	N/A
Investor A	0.79	0.69	0.61	0.75
Investor A1	N/A	N/A	0.46	0.60
Investor B	N/A	1.19	N/A	N/A
Investor C	1.54	1.44	1.36	1.50
Investor C1	N/A	1.24	N/A	1.10
Class K	N/A	0.39	0.31	N/A

Prior to December 29, 2017, the contractual expense limitations for High Yield Municipal were as follows:

Share Class	High Yield Municipal
Institutional	0.57%
Investor A	0.82
Investor C	1.57

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2018 for Short Term Municipal and National Municipal, and through October 31, 2019 for New York Municipal and High Yield Municipal, unless approved by the Board, including a majority of the “Independent Directors” or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended December 31, 2017, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived	$1,036,050	$200,168	$124,105

These amounts waived and/or reimbursed are included in transfer agent fees waived — class specific in the Statements of Operations. For the six months ended December 31, 2017, class specific expense waivers and/or reimbursements are:

	Institutional	Service	Investor A	Investor A1	Investor B (a)	Investor C	Investor C1	Class K	Total
High Yield Municipal	$7,994	$—	$6,570	$—	$—	$5,126	$—	$—	$19,690
National Municipal	829,293	—	566,339	—	528	—	916	157,080	1,554,156
Short-Term Municipal	106,773	—	2,570	1,847	—	3,410	—	2	114,602
New York Municipal	112,378	—	56,733	23,793	—	28,199	448	—	221,551

(a)	On December 27, 2017, Investor B Shares converted to Investor A Shares.

With respect to the contractual expense caps, if during New York Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

82	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended December 31, 2017, the Manager did not recoup any of New York Municipal’s fund level and class specific waivers and/or reimbursements.

On December 31, 2017, New York Municipal’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring 06/30/18	Expiring 06/30/19	Expiring 06/30/20
Fund level	$101,617	$126,519	$124,105
Institutional	44,470	156,521	112,378
Investor A	59,301	84,248	56,733
Investor A1	—	31,811	23,793
Investor C	21,896	35,926	28,199
Investor C1	—	1,235	448

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), High Yield Municipal may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. National Municipal, Short-Term and New York Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended December 31, 2017, no Fund participated in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Corporation/Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s and the Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
National Municipal	$—	$3,865,351	$(1,165)

7.	PURCHASES AND SALES

For the six months ended December 31, 2017, purchases and sales of investments and excluding short-term securities, were as follows:

	Purchases	Sales
High Yield Municipal	$143,316,781	$90,220,661
National Municipal	2,837,076,321	1,881,076,930
Short-Term Municipal	227,487,539	271,658,707
New York Municipal	254,922,344	121,703,799

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’ U.S. federal tax returns generally remains open for each of the four years ended June 30, 2017. The statutes of limitations on each Fund’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	National Municipal	New York Municipal
No expiration date(a)	$9,317,830	$—	$5,966,482
2018	4,665,271	41,255,757	367,311
2019	1,973,257	—	1,028,212

	$15,956,358	$41,255,757	$7,362,005

(a)	Must be utilized prior to losses subject to expiration.

As of December 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$799,378,516	$8,176,980,039	$438,463,804	$830,718,290

Gross unrealized appreciation	$48,820,662	$322,143,257	$144,691	$36,471,773
Gross unrealized depreciation	(5,844,847)	(7,283,461)	(1,943,919)	(3,378,583)

Net unrealized appreciation	$42,975,815	$314,859,796	$(1,799,228)	$33,093,190

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2017, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

84	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’respective portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, New York Municipal invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/17		Year Ended 06/30/17
	Shares	Amount	Shares	Amount
High Yield Municipal
Institutional
Shares sold	10,298,582	$98,961,153	39,198,169	$372,295,866
Shares issued in reinvestment of distributions	666,384	6,396,862	1,349,615	12,896,264
Shares redeemed	(6,697,887)	(64,205,843)	(41,948,615)	(398,574,646)

Net increase (decrease)	4,267,079	$41,152,172	(1,400,831)	$(13,382,516)

Investor A
Shares sold	5,041,869	$48,325,284	13,662,667	$130,942,614
Shares issued in reinvestment of distributions	346,954	3,322,388	765,635	7,283,906
Shares redeemed	(3,424,131)	(32,802,048)	(16,185,881)	(152,726,325)

Net increase (decrease)	1,964,692	$18,845,624	(1,757,579)	$(14,499,805)

Investor C
Shares sold	471,262	$4,530,393	1,354,250	$13,064,898
Shares issued in reinvestment of distributions	85,143	817,747	188,069	1,792,150
Shares redeemed	(612,612)	(5,886,404)	(2,068,126)	(19,549,920)

Net increase (decrease)	(56,207)	$(538,264)	(525,807)	$(4,692,872)

Total Net Increase (Decrease)	6,175,564	$59,459,532	(3,684,217)	$(32,575,193)

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/17		Year Ended 06/30/17
	Shares	Amount	Shares	Amount
National Municipal
Institutional
Shares sold	61,542,320	$672,061,959	115,666,914	$1,254,236,767
Shares issued in reinvestment of distributions	3,410,323	37,194,837	6,268,611	68,181,972
Shares redeemed	(24,287,791)	(265,037,052)	(121,875,014)	(1,321,158,279)

Net increase	40,664,852	$444,219,744	60,511	$1,260,460

Service
Shares sold	19,906	$217,250	115,360	$1,255,972
Shares issued in reinvestment of distributions	3,288	35,843	5,756	62,505
Shares redeemed	(24,853)	(270,380)	(54,728)	(586,522)

Net increase (decrease)	(1,659)	$(17,287)	66,388	$731,955

Investor A
Shares sold	31,009,827	$338,745,399	90,552,031	$981,197,641
Shares issued in reinvestment of distributions	2,762,168	30,152,610	5,984,695	65,168,015
Shares redeemed	(23,575,754)	(257,533,673)	(118,999,743)	(1,283,046,274)

Net increase (decrease)	10,196,241	$111,364,336	(22,463,017)	$(236,680,618)

Investor B(a)
Shares sold	52	$571	1,041	$11,639
Shares issued in reinvestment of distributions	384	4,187	1,488	16,190
Shares redeemed and automatic conversion of shares	(67,440)	(736,573)	(68,127)	(744,860)

Net decrease	(67,004)	$(731,815)	(65,598)	$(717,031)

Investor C
Shares sold	1,508,452	$16,476,744	5,143,508	$56,380,337
Shares issued in reinvestment of distributions	282,235	3,081,010	714,837	7,780,809
Shares redeemed	(3,752,327)	(40,994,083)	(12,371,126)	(134,235,729)

Net decrease	(1,961,640)	$(21,436,329)	(6,512,781)	$(70,074,583)

Investor C1
Shares sold	12	$131	1,384	$25,101
Shares issued in reinvestment of distributions	11,712	127,815	66,277	721,020
Shares redeemed	(90,023)	(983,191)	(4,425,087)	(48,186,909)

Net decrease	(78,299)	$(855,245)	(4,357,426)	$(47,440,788)

Class K
Shares sold	27,476,312	$299,829,258	149,800,582	$1,625,097,771
Shares issued in reinvestment of distributions	1,359,107	14,827,788	665,777	7,243,587
Shares redeemed	(10,573,137)	(115,416,890)	(10,264,324)	(110,965,987)

Net increase	18,262,282	$199,240,156	140,202,035	$1,521,375,371

Total Net Increase	67,014,773	$731,783,560	106,930,112	$1,168,454,766

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

	Six Months Ended 12/31/17		Year Ended 06/30/17
	Shares	Amount	Shares	Amount
Short-Term Municipal
Institutional
Shares sold	3,652,170	$36,954,185	22,558,904	$228,239,184
Shares issued in reinvestment of distributions	82,964	839,128	139,339	1,409,989
Shares redeemed	(6,084,638)	(61,554,725)	(32,003,825)	(323,526,766)

Net decrease	(2,349,504)	$(23,761,412)	(9,305,582)	$(93,877,593)

Investor A
Shares sold	1,335,239	$13,497,464	6,124,038	$61,923,484
Shares issued in reinvestment of distributions	18,594	188,123	34,489	348,994
Shares redeemed	(1,662,253)	(16,850,803)	(7,268,836)	(73,562,764)

Net decrease	(308,420)	$(3,165,216)	(1,110,309)	$(11,290,286)

86	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/17		Year Ended 06/30/17
	Shares	Amount	Shares	Amount
Short-Term Municipal (continued)
Investor A1
Shares sold	661	$6,654	82	$826
Shares issued in reinvestment of distributions	4,319	43,758	7,832	79,329
Shares redeemed	(116,961)	(1,185,028)	(534,723)	(5,418,055)

Net decrease	(111,981)	$(1,134,616)	(526,809)	$(5,337,900)

Investor C
Shares sold	102,206	$1,006,293	673,726	$6,641,796
Shares issued in reinvestment of distributions	101	991	977	9,588
Shares redeemed	(373,958)	(3,686,202)	(1,496,127)	(14,775,337)

Net decrease	(271,651)	$(2,678,918)	(821,424)	$(8,123,953)

Class K
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	1,584	16,019	2,293	23,209
Shares redeemed	(57)	(577)	(4,491)	(45,760)

Net increase (decrease)	1,527	$15,442	(2,198)	$(22,551)

Total Net Decrease	(3,040,029)	$(30,724,720)	(11,766,322)	$(118,652,283)

	Six Months Ended 12/31/17		Year Ended 06/30/17
	Shares	Amount	Shares	Amount
New York Municipal Opportunities
Institutional
Shares sold	9,477,729	$107,178,687	13,037,863	$145,616,260
Shares issued in reinvestment of distributions	331,246	3,739,114	489,558	5,470,745
Shares redeemed	(2,228,483)	(25,157,168)	(5,844,591)	(64,609,995)

Net increase	7,580,492	$85,760,633	7,682,830	$86,477,010

Investor A
Shares sold	6,977,866	$78,832,544	12,210,129	$137,594,021
Shares issued in reinvestment of distributions	324,529	3,664,619	580,535	6,488,974
Shares redeemed	(2,580,997)	(29,143,851)	(7,966,062)	(88,376,574)

Net increase	4,721,398	$53,353,312	4,824,602	$55,706,421

Investor A1
Shares sold	26,447	$299,937	62,605	$698,271
Shares issued in reinvestment of distributions	92,640	1,045,164	219,169	2,451,830
Shares redeemed	(529,168)	(5,975,211)	(822,430)	(9,233,010)

Net decrease	(410,081)	$(4,630,110)	(540,656)	$(6,082,909)

Investor C
Shares sold	1,381,444	$15,609,970	2,610,838	$29,403,233
Shares issued in reinvestment of distributions	73,096	825,260	149,904	1,674,336
Shares redeemed	(854,288)	(9,641,087)	(1,802,627)	(20,038,397)

Net increase	600,252	$6,794,143	958,115	$11,039,172

Investor C1
Shares sold	—	—	14	$152
Shares issued in reinvestment of distributions	867	$9,790	6,939	77,620
Shares redeemed	(1,856)	(20,946)	(597,222)	(6,742,389)

Net decrease	(989)	$(11,156)	(590,269)	$(6,664,617)

Total Net Increase	12,491,072	$141,266,822	12,334,622	$140,475,077

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	87

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2017 Donald W. Burton and Roberta Cooper Ramo retired as Directors of the Corporation and Trust.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Accounting Agent and Custodian	Distributor
State Street Bank and Trust Company	BlackRock Investments, LLC
Boston, MA 02111	New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

88	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

ADDITIONAL INFORMATION	89

Additional Information  (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

90	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.
AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Notes
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CIFG Assurance North America, Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
ETF	Exchange-Traded Fund
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDRB	Industrial Development Revenue Bonds
LOC	Letter of Credit
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF	Permanent School Fund
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Notes
RB	Revenue Bonds
S/F	Single-Family
SBPA	Stand-by Bond Purchase Agreements
SONYMA	State of New York Mortgage Agency
SRF	State Revolving Fund
VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	91

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-12/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

 (b) –  Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date: March 8, 2018

4